                                                                     EXHIBIT 4.1

                             BERKSHIRE HATHAWAY INC.

                                       AND

                              THE BANK OF NEW YORK,
                                  SQUARZ AGENT


                      AMENDED AND RESTATED SQUARZ AGREEMENT


                      ORIGINALLY DATED AS OF MAY 28, 2002,
                   AMENDED AND RESTATED AS OF AUGUST 13, 2002

                                TABLE OF CONTENTS

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                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1      Definitions...............................................................................  1
Section 1.2      Compliance Certificates and Opinions...................................................... 16
Section 1.3      Form of Documents Delivered to Agent...................................................... 17
Section 1.4      Acts of Holders; Record Dates............................................................. 17
Section 1.5      Notices................................................................................... 19
Section 1.6      Notice to Holders; Waiver................................................................. 19
Section 1.7      Effect of Headings and Table of Contents.................................................. 20
Section 1.8      Successors and Assigns.................................................................... 20
Section 1.9      Separability Clause....................................................................... 20
Section 1.10     Benefits of Agreement..................................................................... 20
Section 1.11     Governing Law............................................................................. 20
Section 1.12     Waiver of Jury Trial...................................................................... 20
Section 1.13     Inspection of Agreement................................................................... 21

                                    ARTICLE 2
                                CERTIFICATE FORMS

Section 2.1      Forms of Certificates Generally........................................................... 21
Section 2.2      Rights and Obligations Evidenced by the Certificates...................................... 21
Section 2.3      Form of Legend for Global Securities...................................................... 21
Section 2.4      Form of Agent's Certificate of Authentication............................................. 22
Section 2.5      Title and Terms; Denominations............................................................ 22
Section 2.6      Execution, Authentication, Delivery and Dating............................................ 22
Section 2.7      Registration; Registration of Transfer and Exchange....................................... 23
Section 2.8      Book-Entry Interests...................................................................... 25
Section 2.9      Notices to Holders........................................................................ 26
Section 2.10     Appointment of Successor Depositary....................................................... 26
Section 2.11     Definitive Certificates................................................................... 26
Section 2.12     Mutilated, Destroyed, Lost and Stolen Certificates........................................ 26
Section 2.13     Persons Deemed Owners..................................................................... 27
Section 2.14     Cancellation.............................................................................. 28
Section 2.15     CUSIP Numbers............................................................................. 28
Section 2.16     Form of Private Placement Legends......................................................... 29
Section 2.17     Transfer and Exchange..................................................................... 29

                                    ARTICLE 3
                                    THE UNITS

Section 3.1      Creation and Description of the Units..................................................... 30
Section 3.2      Creation of Stripped SQUARZ............................................................... 31
Section 3.3      Re-creation of SQUARZ..................................................................... 33

                                    ARTICLE 4
                                 THE COLLATERAL
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Section 4.1      Payments on Collateral.................................................................... 34
Section 4.2      Notice and Voting......................................................................... 35

                                    ARTICLE 5
               APPOINTMENT OF SQUARZ AGENT; THE UNDERLYING WARRANT

Section 5.1      Appointment of SQUARZ Agent............................................................... 35
Section 5.2      Underlying Warrant........................................................................ 36
Section 5.3      Underlying Warrant Installment Payments................................................... 37
Section 5.4      Exercise of Underlying Warrant............................................................ 38
Section 5.5      Settlement and Payment of Underlying Warrant Exercise Price............................... 39
Section 5.6      Cancellation of Unit, Payment of Settlement Amounts and Issuance of Shares of
                 Berkshire Common Stock Upon Exercise of Underlying Warrant................................ 41
Section 5.7      No Fractional Shares...................................................................... 42
Section 5.8      Anti-Dilution Adjustments................................................................. 42
Section 5.9      Notice of Adjustments and Certain Other Events............................................ 49
Section 5.10     Charges and Taxes......................................................................... 50
Section 5.11     Reservation of Shares..................................................................... 50
Section 5.12     Required Acceleration Event; Notice....................................................... 50
Section 5.13     Cancellation of Underlying Warrants....................................................... 51
Section 5.14     Reductions in Exercise Price.............................................................. 52

                                    ARTICLE 6
                                  REMARKETING.

Section 6.1      Engagement of Remarketing Agent........................................................... 52
Section 6.2      Remarketing Procedure..................................................................... 52
Section 6.3      Elections by Holders...................................................................... 54
Section 6.4      Other Agreements.......................................................................... 54

                                    ARTICLE 7
                                THE SQUARZ AGENT

Section 7.1      Certain Duties, Rights And Immunities..................................................... 55
Section 7.2      Notice Of Default......................................................................... 57
Section 7.3      Certain Rights Of Agent................................................................... 57
Section 7.4      Not Responsible For Recitals, Etc......................................................... 58
Section 7.5      May Hold Units And Other Dealings......................................................... 58
Section 7.6      Money Held In Custody..................................................................... 58
Section 7.7      Compensation And Reimbursement............................................................ 59
Section 7.8      Corporate Agent Required; Eligibility..................................................... 59
Section 7.9      Resignation And Removal; Appointment Of Successor......................................... 60
Section 7.10     Acceptance Of Appointment By Successor.................................................... 61
Section 7.11     Merger, Conversion, Consolidation Or Succession To Business............................... 61
Section 7.12     Preservation Of Information; Communications To Holders.................................... 62
Section 7.13     Failure To Act............................................................................ 62
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                                TABLE OF CONTENTS
                                   (continued)
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Section 7.14     No Obligations Of Agent................................................................... 63
Section 7.15     Tax Compliance............................................................................ 63

                                    ARTICLE 8
                             SUPPLEMENTAL AGREEMENTS

Section 8.1      Supplemental Agreements Without Consent of Holders........................................ 63
Section 8.2      Supplemental Agreements with Consent of Holders........................................... 64
Section 8.3      Execution of Supplemental Agreements...................................................... 65
Section 8.4      Effect of Supplemental Agreements......................................................... 65
Section 8.5      Reference to Supplemental Agreements...................................................... 65

                                    ARTICLE 9
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1      Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain
                 Conditions................................................................................ 65
Section 9.2      Rights and Duties of Successor Corporation................................................ 66
Section 9.3      Opinion of Counsel Given to SQUARZ Agent.................................................. 66

                                   ARTICLE 10
                            COVENANTS; MISCELLANEOUS

Section 10.1     Performance Under SQUARZ.................................................................. 67
Section 10.2     Maintenance of Office or Agency........................................................... 67
Section 10.3     Company to Reserve Berkshire Common Stock................................................. 67
Section 10.4     Covenants as to Berkshire Common Stock.................................................... 67
Section 10.5     Rights and Remedies Cumulative............................................................ 67
Section 10.6     Delay or Omission Not Waiver.............................................................. 68
Section 10.7     Undertaking for Costs..................................................................... 68
Section 10.8     Waiver of Stay or Extension Laws.......................................................... 68

                                    EXHIBITS

EXHIBIT A     Form of SQUARZ Certificate
EXHIBIT B     Form of Stripped SQUARZ Certificate
EXHIBIT C     Instruction from SQUARZ Agent to Collateral Agent
EXHIBIT D     Instruction to SQUARZ Agent
EXHIBIT E     Election of Exercise
EXHIBIT F     Remarketing Election Form
EXHIBIT G     144A Certificate
EXHIBIT H     Remarketing Agreement
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                                      -iii-

                      AMENDED AND RESTATED SQUARZ AGREEMENT

          This AMENDED AND RESTATED SQUARZ AGREEMENT (as amended or supplemented from time to time and including all exhibits hereto, this "Agreement"), originally dated as of May 28, 2002 and amended and restated as of August 13, 2002, is between Berkshire Hathaway Inc. (the "Company"), a Delaware corporation, and The Bank of New York, a New York banking corporation (the "SQUARZ Agent").

                                    RECITALS

          WHEREAS, the Company has duly authorized the execution and delivery of this Agreement and the creation and issuance of the securities described herein on the terms and conditions set forth herein; and

          WHEREAS, all things necessary have been done to make this Agreement a valid agreement of the Company and to make the securities described herein, when issued, executed, authenticated, and delivered as provided herein, the valid obligations of the Company.

                                   WITNESSETH:

          For and in consideration of the foregoing premises and the purchase of the SQUARZ by the Holders thereof, it is mutually agreed as follows:

                                    ARTICLE 1
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     Section 1.1     DEFINITIONS.

             For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

             (a) the terms defined in this Article 1 have the meanings assigned to them in this Article 1 and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

             (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

             (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

             (d)     the following terms have the meanings given to them in this
     Section 1.1(d):

          "Acceleration Event Remarketing" means a Remarketing being undertaken following the occurrence of a Required Acceleration Event.

          "Act," when used with respect to Holder, has the meaning specified in
Section 1.4.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "Agreement" has the meaning specified in the first paragraph hereof.

          "Applicable Benchmark Treasury" means direct obligations of the United States, as agreed upon by the Company and the Remarketing Agent (which may be obligations traded on a when-issued basis only), having a maturity closest to six months.

          "Applicable Benchmark Treasury Yield" means the bid side yield displayed at 10:00 a.m., New York City time, on the Remarketing Date in the Telerate system (or if the Telerate system is no longer available on that date or, in the opinion of the Remarketing Agent (after consultation with the Company), no longer an appropriate system from which to obtain the yield, such other nationally recognized quotation system as, in the opinion of the Remarketing Agent (after consultation with the Company), is appropriate). If this yield is not so displayed, the Applicable Benchmark Treasury Yield will be, as calculated by the Remarketing Agent, the yield to maturity for the Applicable Benchmark Treasury, expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis, and computed by taking the arithmetic mean of the secondary market bid yields, as of 10:30 a.m., New York City time, on the Remarketing Date of three leading United States government securities dealers selected by the Remarketing Agent (after consultation with the Company) (which may include the Remarketing Agent or an affiliate thereof).

          "Applicants" has the meaning specified in Section 7.12(b).

          "Average Market Value" means the arithmetic mean of the Closing Prices of a share of Berkshire Class B Common Stock over the ten Trading Days immediately following the effective exercise of the Underlying Warrant pursuant to Sections 5.4 and 5.5, including delivery of an election of exercise substantially in the form of Exhibit E (or in any other form that may be agreed to between the Company and the SQUARZ Agent) for Net Share Settlement.

          "Bankruptcy Event" means the occurrence of any of the following events:

             (i)     the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order undismissed or unstayed and in effect for a period of 60 consecutive days; or

             (ii) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

          "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with the Depositary (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Berkshire Class A Common Stock" means Class A Common Stock of the Company, par value $5.00 per share.

          "Berkshire Class B Common Stock" means Class B Common Stock of the Company, par value $0.1667 per share.

          "Berkshire Common Stock" means Berkshire Class A Common Stock and Berkshire Class B Common Stock.

          "Board of Directors" means either the Board of Directors of the Company or the executive committee of such Board or any other committee of such Board duly authorized to act generally or in any particular respect for the Board hereunder.

          "Board Resolution" means (i) a copy of a resolution certified by the Secretary or the Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, (ii) a copy of a unanimous written consent of the Board of Directors or (iii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated its authority, and in each case, delivered to the SQUARZ Agent.

          "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 2.8.

          "Buffett Family Members" means Susan T. Buffett, all descendants of Warren E. Buffett, including by way of adoption, and spouses of any such descendants.

          "Buffett Entities" means (i) any corporation (other than a charitable foundation) with respect to which Warren E. Buffett and Buffett Family Members constitute a majority of the members of the board of directors and own more than 50% of each class of equity securities of such corporation, (ii) any partnership or limited liability company with respect to which Warren E. Buffett and Buffett Family Members own more than 50% of the value of (A) both the general and the limited partnership interests for a partnership or (B) all classes of membership interests for a limited liability company, (iii) the estate of Warren E. Buffett or any Buffett Family Member, (iv) any trust (other than a charitable trust) with respect to which Warren E. Buffett and Buffett Family Members constitute a majority of the trustees, and (v) any charitable trust or charitable foundation established or primarily endowed by Warren E. Buffett (while living or upon or after death) or by Buffett Family Members.

          "Business Day" means any day, other than a Saturday, a Sunday, or a day on which banking institutions in the Borough of Manhattan, the City of New York are authorized or required by law, regulation, or executive order to close.

          "Cash Settlement" means the settlement procedure set forth in Section 5.5(a).

          "Certificate" means a SQUARZ Certificate or a Stripped SQUARZ Certificate.

          "Certificate Custodian" means the custodian with respect to any Global Certificate appointed by the Depositary, or any successor Person thereto, and shall initially be the SQUARZ Agent.

          "Change of Control" means the occurrence of any of the following:

             (i) the consummation of any reorganization, consolidation or merger of the Company in which the Company is not the continuing or surviving entity or pursuant to which the Berkshire Common Stock is converted into cash, securities or other property, except for (i) a merger or consolidation of the Company in which the holders of Berkshire Common Stock immediately prior to such merger or consolidation hold the same proportionate ownership, directly or indirectly, of the common stock (or equivalent interests) of the surviving entity immediately after the merger or consolidation as they held of Berkshire Common Stock immediately prior to such merger or consolidation and (ii) a merger or consolidation after which Warren E. Buffett, Buffett Family Members and Buffett Entities individually or collectively have beneficial ownership (for purposes of this definition, as defined in Rule 13d-3 under the Exchange Act or any successor provision) of at least 5% of the total voting power entitled to vote generally in the election of directors (or persons serving substantially the function of directors) and at least twice the amount of such total voting power as is represented by the beneficial ownership of any other person or "group" (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act or any successor provision thereto);

             (ii) all or substantially all of the assets of the Company are transferred or sold as an entirety to any Person or related group of Persons except for, individually or collectively, Warren E. Buffett, Buffett Family Members, or any Buffett Entities;

             (iii) any Person or related group of Persons shall be, directly or indirectly, the beneficial owner of a greater percentage of the total voting power entitled to vote generally in the election of the Company's Board of Directors than Warren E. Buffett, Buffett Family Members and Buffett Entities, collectively; or

             (iv) Warren E. Buffett, Buffett Family Members and Buffett Entities, collectively, cease to have beneficial ownership, directly or indirectly, of at least 5% of such total voting power;

provided, however, that, notwithstanding the foregoing, a Change in Control will not be deemed to have occurred by virtue of the Company, any subsidiary of the Company, any employee stock ownership plan or any other employee benefit plan of or administered by the Company or any of the Company's subsidiaries, or any Person holding shares of Berkshire Class A Common Stock or Berkshire Class B Common Stock or other voting securities for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Berkshire Class A Common Stock or Berkshire Class B Common Stock or other voting securities, even if such beneficial ownership represents total voting power in excess of that held by Warren E. Buffett, Buffett Family Members and Buffett Entities.

          "Class A Exchange Ratio" means 0.1116, subject to adjustment pursuant to Section 5.8.

          "Class A Note" has the meaning specified in the Indenture.

          "Class A Stub" has the meaning specified in Section 5.2(b).

          "Class B Exchange Ratio" means 3.3480, subject to adjustment pursuant to Section 5.8.

          "Class B Note" has the meaning specified in the Indenture.

          "Class B Stub" has the meaning specified in Section 5.2(b).

          "Class C Note" has the meaning specified in the Indenture.

          "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as Depositary for the Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Units.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

          "Closing Price" means

             (i) with respect to Berkshire Common Stock, on any date of determination, the closing sale price per share (or, if no closing price is reported, the last reported sale price per share) of shares of the applicable class of Berkshire Common Stock on the NYSE on such date or, if shares of such class of Berkshire Common Stock are not listed for trading on the NYSE on such date, as reported in the composite transactions for the principal United States securities exchange on which shares of the applicable class of Berkshire Common Stock are so listed, or if shares of the applicable class of Berkshire Common Stock are not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if shares of the applicable class of Berkshire Common Stock are not so reported, the last quoted bid price for shares of the applicable class of Berkshire Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of shares of the applicable class of Berkshire Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company, and

             (ii) with respect to Subsidiary Common Stock, on any applicable date of determination, the closing sale price per share (or, if no closing price is reported, the last reported sale price per share) of shares of the applicable class of common stock of the applicable Subsidiary on the NYSE on such date or, if shares of such class of such Subsidiary's common stock are not listed for trading on the NYSE on such date, as reported in the composite transactions for the principal United States securities exchange on which shares of the applicable class of such Subsidiary's common stock are so listed, or if shares of the applicable class of such Subsidiary's common stock are not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if shares of the applicable class of such Subsidiary's common stock are not so reported, the last quoted bid price for shares of the applicable class of such Subsidiary's common stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of shares of the applicable class of such Subsidiary's common stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

          "Collateral" has the meaning specified in the Pledge Agreement.

          "Collateral Agent" means The Bank of New York, a New York banking corporation, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

          "Collateral Substitution" means each of (a) a Pledge by a Holder of a SQUARZ of Substitute Pledged Treasuries to the Collateral Agent in exchange for the release to such Holder by the Collateral Agent of a Pledged Note from the Pledge thereof pursuant to Section 3.2(c) and

(b) a Pledge by a Holder of a Stripped SQUARZ of a Note to the Collateral Agent in exchange for the release to such Holder by the Collateral Agent of Substitute Pledged Treasuries from the Pledge thereof pursuant to Section 3.3(c).

          "Company" means Berkshire Hathaway Inc., or any successor thereto pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

          "Company Order" or "Company Request" means a written order or request signed in the name of the Company by the Chairman, the Vice-Chairman, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the SQUARZ Agent.

          "Constituent Person" has the meaning specified in Section 5.8(b).

          "Corporate Trust Office" means the office of the SQUARZ Agent located at 101 Barclay Street, New York, New York 10286, or any successor office established by the SQUARZ Agent from time to time, upon notice of such change to the Company.

          "Current Market Price" means, with respect to any class of Berkshire Common Stock, on any day the arithmetic mean of the Closing Prices for 5 consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the day preceding the date of determination.

          "Current Subsidiary Market Price" means, with respect to any class of Subsidiary Common Stock, on any day the arithmetic mean of the Closing Prices for 5 consecutive Trading Days of Subsidiary Common Stock selected by the Company commencing not more than 10 Trading Days of Subsidiary Common Stock before, and ending not later than, the day preceding the date of determination.

          "Depositary" means, initially, DTC, until another Clearing Agency becomes its successor.

          "DTC" means The Depository Trust Company.

          "Excess Tender and Cash Amount" has the meaning specified in Section 5.8(a)(v).

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

          "Exchange Ratio" means each of the Class A Exchange Ratio and the Class B Exchange Ratio.

          "Expiration Time for Tenders" has the meaning specified in Section 5.8(a)(vi).

          "Failed Remarketing" has the meaning specified in Section 6.2(d).

          "Global Certificate" means a Certificate that evidences all or part of the Units and is registered in the name of the Depositary or a nominee thereof, which shall bear appropriate legends, as specified in Section 2.3 and Section 2.16.

          "Global Note" has the meaning specified in the Indenture.

          "Holder" means the Person in whose name a Unit is registered in the SQUARZ Register or the Stripped SQUARZ Register, as applicable.

          "Indenture" means the Indenture, dated as of May 28, 2002, made by the Company to The Bank of New York, as trustee, as supplemented by the Officer's Certificate, dated as of May 28, 2002, establishing the terms, provisions and conditions of the Notes.

          "Indenture Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a successor trustee shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" shall mean the Person who is then the trustee thereunder.

          "Initial Pledged Treasuries Interest" means, with regard to any Unit, an undivided pro rata beneficial ownership interest of the Holder thereof in all of the unmatured Initial Pledged Treasuries as of any date of determination.

          "Initial Pledged Treasuries" means, with respect to a Unit, that number of each of the zero-coupon U.S. Treasury securities listed below that will entitle the holder thereof to receive in respect of the maturity thereof on each subsequent Underlying Warrant Installment Payment Date a payment equal to $37.50 (which equals the Underlying Warrant Installment Payment due on an Underlying Warrant Installment Payment Date (i.e. $187.50, or 1.875% of the Underlying Warrant Payment Exercise Price) minus the amount of interest payment due on a Pledged Note on such Underlying Warrant Installment Payment Date (i.e. $150.00, or 1.5% of the Underlying Warrant Exercise Price)), which Treasury securities are Pledged to the Collateral Agent pursuant to the Pledge Agreement:

          (i) the U.S. treasury strips identified by reference to CUSIP number 912833FR6, maturing November 15, 2002;

          (ii) the U.S. treasury strips identified by reference to CUSIP number 912833FS4, maturing May 15, 2003;

          (iii) the U.S. treasury strips identified by reference to CUSIP number 912820DJ3, maturing November 15, 2003;

          (iv) the U.S. treasury strips identified by reference to CUSIP number 912820BJ5, maturing May 15, 2004;

          (v) the U.S. treasury strips identified by reference to CUSIP number 912803AB9, maturing November 15, 2004;

          (vi) the U.S. treasury strips identified by reference to CUSIP number 912803AD5, maturing May 15, 2005;

          (vii) the U.S. treasury strips identified by reference to CUSIP number 912833FX3, maturing November 15, 2005;

          (viii) the U.S. treasury strips identified by reference to CUSIP number 912820BS5, maturing May 15, 2006;

          (ix) the U.S. treasury strips identified by reference to CUSIP number 912833FZ8, maturing November 15, 2006; and

          (x) the U.S. treasury strips identified by reference to CUSIP number 912820BX4, maturing May 15, 2007.

          "Initial Purchaser" means Goldman, Sachs & Co.

          "Maturity Date Remarketing" shall mean a Remarketing being undertaken in the expectation of the occurrence of the Underlying Warrant Maturity Date.

          "Net Share Settlement" means the settlement procedure set forth in
Section 5.5(b).

          "Non-electing Share" has the meaning set forth in Section 5.8(b).

          "Notes" mean the Company's 3.0% Senior Notes due 2007 issued under the Indenture.

          "NYSE" means the New York Stock Exchange, or any successor exchange.

          "Officer's Certificate" means a certificate signed by the Chairman, the Vice Chairman, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing functions similar to any of the foregoing) of the Company and delivered to the SQUARZ Agent.

          "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate of the Company and who (if other than the general counsel of the Company) shall be reasonably acceptable to the SQUARZ Agent.

          "Outstanding Units" means, as of the date of determination, all SQUARZ or Stripped SQUARZ evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                 (i) if a Required Acceleration Event has occurred, Units for which the Collateral is released from the Pledge by the Collateral Agent and deposited with the SQUARZ Agent in trust for the former Holders of such Units;

                 (ii) SQUARZ and Stripped SQUARZ evidenced by Certificates theretofore cancelled by the SQUARZ Agent or delivered to the SQUARZ Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                 (iii) SQUARZ and Stripped SQUARZ evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the applicable Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the SQUARZ Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the SQUARZ or Stripped SQUARZ evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the SQUARZ Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only SQUARZ or Stripped SQUARZ that a Responsible Officer of the SQUARZ Agent actually knows to be so owned shall be so disregarded. SQUARZ or Stripped SQUARZ so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the SQUARZ Agent the pledgee's right so to act with respect to such SQUARZ or Stripped SQUARZ and that such pledgee is not the Company or any Affiliate of the Company.

          "Participating Notes" has the meaning specified in Section 6.2(c).

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Pledge" means (i) as a noun, with respect to any assets, the existence of a security interest in such assets (and any proceeds of any of the foregoing) in favor of the Company, which security interest has been created pursuant to the Pledge Agreement, and (ii) as a verb, to cause such a security interest pursuant to the Pledge Agreement to be created over a particular asset.

          "Pledge Agreement" means the Pledge Agreement, dated as of May 28, 2002 and amended and restated as of August 13, 2002, by and among the Company, the Collateral Agent, the SQUARZ Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units, and the other parties thereto, as amended or supplemented from time to time.

          "Pledged Note" means a Note that, as of any given time of determination, is subject to the Pledge.

          "Private Placement Legend" has the meaning assigned to it in Section 2.16(c).

          "Purchase Agreement" means the Purchase Agreement relating to the SQUARZ dated May 22, 2002, between the Company and the Initial Purchaser.

          "Purchased Shares" has the meaning set forth in Section 5.8(a)(vi).

          "Put" has the meaning set forth in the Indenture.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Record Date Expiration Time" has the meaning specified in Section 1.4(f).

          "Register" means the SQUARZ Register and the Stripped SQUARZ Register, as applicable.

          "Registrar" means the SQUARZ Registrar and the Stripped SQUARZ Registrar, as applicable.

          "Registration Statement" means an effective shelf registration statement filed by the Company under the Securities Act pursuant to the Registration Rights Agreement, dated May 28, 2002, between the Company and the Initial Purchaser.

          "Remarketing" has the meaning specified in Section 6.1.

          "Remarketing Agent" has the meaning specified in Section 6.1.

          "Remarketing Agreement" means a remarketing agreement to be entered into by and among the Company, the Remarketing Agent and the SQUARZ Agent.

          "Remarketing Date" means (a) in the event of an Acceleration Event Remarketing, the third Business Day preceding the Underlying Warrant Early Expiration Date or (b) in the event of a Maturity Date Remarketing, May 10, 2007.

          "Remarketing Election Form" means an election form substantially in the form of Exhibit F hereto (or in any other form that may be agreed to between the Company and the SQUARZ Agent).

          "Remarketing Event" means the earlier to occur of a Required Acceleration Event and April 1, 2007.

          "Repurchase Price" has the meaning specified in the Indenture.

          "Reorganization Event" has the meaning specified in Section 5.8(b).

          "Requisite Amount" means, with respect to Substitute Pledged Treasuries, the amount described in the definition thereof in this Section 1.1.

          "Required Acceleration Event" means the occurrence of either of the following events prior to October 15, 2006:

             (i) the market value (as defined below) of a SQUARZ is less than 95% of its underlying value (as defined below) on each of the ten consecutive Trading Days beginning on the first Trading Day following receipt by the Company of written notice from a Holder requesting that the Company make a determination of the market value and underlying value of a SQUARZ; or

             (ii)    a Change of Control.

For purposes of this definition, the "market value" of a SQUARZ, on any date of determination, means the average of the secondary market bid quotations per SQUARZ obtained by the SQUARZ Agent for a lot of 1,000 SQUARZ at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers selected by the Company; provided that if at least three such bids cannot reasonably be obtained by the SQUARZ Agent, but two such bids are obtained, then the average of the two bids shall be used; and provided, further, if only one such bid can reasonably be obtained by the SQUARZ Agent, such single bid shall be used. If the SQUARZ Agent cannot reasonably obtain at least one bid for a lot of 1,000 SQUARZ from a nationally recognized securities dealer or, in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the SQUARZ, then the market value of a SQUARZ will be deemed to equal its underlying value (as defined below). If, however, at any time the number of Outstanding Stripped SQUARZ exceeds the number of Outstanding SQUARZ, the market value of a SQUARZ will be deemed to be equal to the sum of the market value of a Stripped SQUARZ plus the market value of a Class A Note, each obtained by applying the procedures above, minus the market value of a Substitute Pledged Treasuries Interest (calculated without taking into account the Pledge thereof pursuant to the Pledge Agreement). The "underlying value" of a SQUARZ is the lower of (i) the product of the number of shares (including fractional interests) of Berkshire Class A Common Stock issuable upon exercise of the Underlying Warrant comprising a part of such SQUARZ (assuming such Underlying Warrant was exercised solely for shares of Berkshire Class A Common Stock) times the Closing Price of Berkshire Class A Common Stock on the date of determination, and (ii) the product of the number of shares (including fractional interests) of Berkshire Class B Common Stock issuable upon exercise of the Underlying Warrant comprising part of such SQUARZ (assuming such Underlying Warrant was exercised solely for shares of Berkshire Class B Common Stock) times the Closing Price of Berkshire Class B Common Stock on the date of determination.

          "Resale Restriction Termination Date" means, for any Restricted Certificate (or beneficial interest therein), two years (or such other period specified in Rule 144(k)) from the date of issuance.

          "Reset Announcement Date" means the fourth Business Day immediately preceding the Remarketing Date.

          "Reset Rate" means, upon the occurrence of a Successful Remarketing, the interest rate per annum to be paid by the Company on the Notes from and including the Remarketing Date until the maturity thereof, which rate shall be the sum of the Reset Spread and the Applicable Benchmark Treasury Yield in effect on the Remarketing Date.

          "Reset Spread" is the amount determined by the Remarketing Agent on the Reset Announcement Date as the amount that, when added to the Applicable Benchmark Treasury Yield would cause the Notes (for purposes of this calculation, the Notes shall be the Class A Notes) to have a market value on the Remarketing Date of 100.125% of their principal amount, plus any accrued and unpaid interest.

          "Responsible Officer" means, when used with respect to the SQUARZ Agent, any officer within the corporate trust department of the SQUARZ Agent (or any successor of the

SQUARZ Agent), including any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or any other officer of the SQUARZ Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

          "Restricted Certificate" means any Certificate (or beneficial interest therein) until such time as:

          (i) such Certificate (or beneficial interest therein) has been transferred pursuant to a Registration Statement;

          (ii)  the Resale Restriction Termination Date therefor has passed; or

          (iii) the Private Placement Legend therefor has otherwise been removed pursuant to Section 2.17(b) or, in the case of a beneficial interest in a Global Certificate, such beneficial interest has been exchanged for an interest in a Global Certificate not bearing a Private Placement Legend.

          "Restricted Unit" means any Unit (or beneficial interest therein) until such time as:

          (i) such Unit (or beneficial interest therein) has been transferred pursuant to a Registration Statement;

          (ii)  the Resale Restriction Termination Date therefor has passed; or

          (iii) the Private Placement Legend therefor has otherwise been removed pursuant to Section 2.17(b) or, in the case of a beneficial interest in a Global Certificate, such beneficial interest has been exchanged for an interest in a Global Certificate not bearing a Private Placement Legend.

          "Rule 144" means Rule 144 under the Securities Act (or any successor rule).

          "Rule 144A" means Rule 144A under the Securities Act (or any successor rule).

          "Scheduled Repurchase Date" has the meaning specified in the Indenture.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Separate Note" means a Note that is not subject to the Pledge.

          "SQUARZ" means the security issued pursuant to this Agreement (i) evidencing the ownership of the holder thereof in (a) a Pledged Note in the principal amount of $10,000, (b) an Underlying Warrant with an exercise price of $10,000, and (c) an Initial Pledged Treasuries Interest, and (ii) evidencing certain obligations of the Holder thereof (including the obligation to make Underlying Warrant Installment Payments).

          "SQUARZ Agent" means the Person named as the "SQUARZ Agent" in the first paragraph of this Agreement until a successor SQUARZ Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "SQUARZ Agent" shall mean such Person.

          "SQUARZ Certificate" means a certificate evidencing the rights and obligations of a Holder in respect to the number of SQUARZ specified on such certificate, substantially in the form of Exhibit A hereto.

          "SQUARZ Register" and "SQUARZ Registrar" have the respective meanings specified in Section 2.7(a)(i).

          "Stripped SQUARZ" means the security issued pursuant to this Agreement evidencing the ownership of the holder thereof in (a) a Substitute Pledged Treasuries Interest; (b) an Underlying Warrant with an exercise price of $10,000, and (c) an Initial Pledged Treasuries Interest.

          "Stripped SQUARZ Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stripped SQUARZ specified on such certificate, substantially in the form of Exhibit B hereto.

          "Stripped SQUARZ Register" and "Stripped SQUARZ Registrar" have the respective meanings specified in Section 2.7(a)(ii).

          "Subsidiary" means a corporation of which the Company, directly or indirectly, owns a majority of the common stock.

          "Subsidiary Common Stock" means the common stock of a Subsidiary.

          "Substitute Pledged Treasuries Interest" means, with regard to a Stripped SQUARZ, an undivided pro rata beneficial ownership interest of the Holder thereof in all of the unmatured Substitute Pledged Treasuries as of any date of determination.

          "Substitute Pledged Treasuries" means, with regard to the creation of a Stripped SQUARZ pursuant to Section 3.2, that number of each of the zero-coupon U.S. Treasury securities listed below (excluding any that mature before the date on which such U.S. Treasury securities are Pledged to the Collateral Agent as substitution for a Pledged Note) that will entitle the holder thereof to receive in respect of the maturity thereof on each subsequent Underlying Warrant Installment Payment Date an amount equal to $150.00 (which equals (A) the Underlying Warrant Installment Payment due on an Underlying Warrant Installment Payment Date (i.e., $187.50, or 1.875% of the Underlying Warrant Exercise Price) minus (B) the amount to be received on the same Underlying Warrant Installment Payment Date in respect of an Initial Pledged Treasuries Interest (i.e., $37.50, or 0.375% of the Underlying Warrant Exercise Price) for a difference of $150.00, or 1.5% of the Underlying Warrant Exercise Price):

          (i) the U.S. treasury strips identified by reference to CUSIP number 912833FR6, maturing November 15, 2002;

          (ii) the U.S. treasury strips identified by reference to CUSIP number 912833FS4, maturing May 15, 2003;

          (iii) the U.S. treasury strips identified by reference to CUSIP number 912820DJ3, maturing November 15, 2003;

          (iv) the U.S. treasury strips identified by reference to CUSIP number 912820BJ5, maturing May 15, 2004;

          (v) the U.S. treasury strips identified by reference to CUSIP number 912803AB9, maturing November 15, 2004;

          (vi) the U.S. treasury strips identified by reference to CUSIP number 912803AD5, maturing May 15, 2005;

          (vii) the U.S. treasury strips identified by reference to CUSIP number 912833FX3, maturing November 15, 2005;

          (viii) the U.S. treasury strips identified by reference to CUSIP number 912820BS5, maturing May 15, 2006;

          (ix) the U.S. treasury strips identified by reference to CUSIP number 912833FZ8, maturing November 15, 2006; and

          (x) the U.S. treasury strips identified by reference to CUSIP number 912820BX4, maturing May 15, 2007.

With regard to the re-creation of a SQUARZ pursuant to Section 3.3, "Substitute Pledged Treasuries" means the Substitute Pledged Treasuries that were Pledged with respect to the Stripped SQUARZ being re-created as a SQUARZ, but shall not include any Substitute Pledged Treasuries listed above, or any proceeds thereof, that have matured prior to the date on which the re-creation of such SQUARZ is effective.

          "Successful Remarketing" means, on the Remarketing Date, the Remarketing Agent is able to sell all of the Notes being Remarketed at a price equal to at least 100% of the principal amount of the Notes being remarketed, plus accrued and unpaid interest at the Reset Rate.

          "Tender and Cash Amount" has the meaning specified in Section 5.8(a)(vi).

          "TIA" means the Trust Indenture Act of 1939, as amended.

          "Trading Day" means a day on which shares of the applicable class or classes of Berkshire Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business on such day and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of shares of such applicable class or classes of Berkshire Common Stock.

          "Trading Day of Subsidiary Common Stock" means a day on which shares of an applicable class or classes of the common stock of a particular Subsidiary
(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business on such day and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of shares of the applicable class or classes of such Subsidiary's common stock.

          "Transfer" has the meaning specified in the Pledge Agreement.

          "Transaction Documents" has the meaning specified in Section 7.1(a).

          "Underlying Warrant" has the meaning specified in Section 5.2(a).

          "Underlying Warrant Cancellation" means a cancellation of the Underlying Warrant comprising a portion of a Unit pursuant to Section 5.13.

          "Underlying Warrant Cancellation Date" means, with respect to any Unit, the effective date of the Underlying Warrant Cancellation.

          "Underlying Warrant Early Expiration Date" has the meaning specified in Section 5.12.

          "Underlying Warrant Exercise Price" means, with respect to a single Underlying Warrant, $10,000.

          "Underlying Warrant Installment Payment Date" means, for any Unit, each May 15 and November 15, beginning on November 15, 2002, and ending on (and including) the Underlying Warrant Maturity Date.

          "Underlying Warrant Installment Payments" means, for any Unit, semi-annual installment payments, paid in arrears, of 3.75% per annum of the Underlying Warrant Exercise Price (i.e., $187.50 on each Warrant Installation Payment Date for each Underlying Warrant with an Underlying Warrant Exercise Price of $10,000).

          "Underlying Warrant Maturity Date" means May 15, 2007.

          "Underlying Warrant Termination Date" means the earliest to occur of
(i) the Underlying Warrant Cancellation Date, (ii) the Underlying Warrant Early Expiration Date, and (iii) the Underlying Warrant Maturity Date.

          "Unit" means a SQUARZ or a Stripped SQUARZ.

          "Vice-President" means any vice-president, whether or not designated by a number or a word or words added before or after the title "vice-president."

     Section 1.2     COMPLIANCE CERTIFICATES AND OPINIONS.

             (a) Except for actions to be taken by the SQUARZ Agent that are described in this Agreement and except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the SQUARZ Agent to take any action under any provision of this Agreement, the Company shall, if requested by the SQUARZ Agent, furnish to the SQUARZ Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with in all material respects and, if requested by the SQUARZ Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with in all material respects, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished; provided, however, that no such Officer's Certificate or Opinion of Counsel described above will be required for an initial issuance of SQUARZ on the date of this Agreement (or any additional SQUARZ subsequently issued pursuant to an underwriter's over allotment or similar arrangement).

             (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                     (i) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                     (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                     (iii) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                     (iv) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

     Section 1.3     FORM OF DOCUMENTS DELIVERED TO SQUARZ AGENT.

             (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document or instrument, but one such Person may make a certification or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents or instruments.

             (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

             (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

     Section 1.4     ACTS OF HOLDERS; RECORD DATES.

             (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing (which shall include the appointment of the SQUARZ Agent as agent for the Holders pursuant to Section 5.1) and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the SQUARZ Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the SQUARZ Agent and the Company, if made in the manner provided in this Section 1.4.

             (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the SQUARZ Agent deems sufficient.

             (c) The ownership of Units shall be proved by the SQUARZ Register or the Stripped SQUARZ Register, as the case may be.

             (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Unit shall bind every future Holder of the same Unit and the Holder of every Unit issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the SQUARZ Agent or the Company in reliance thereon, whether or not notation of such action is made upon any Certificate evidencing such Unit.

             (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Outstanding Units. If any record date is set pursuant to this Section 1.4(e), the Holders of the Outstanding Units on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Units whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Record Date Expiration Time (as defined in Section 1.4(f)) by Holders of the requisite number of Outstanding Units on such record date. Nothing in this Section 1.4(e) shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this Section 1.4(e) (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this Section 1.4(e) shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this Section 1.4(e), the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Date Expiration Time to be given to the SQUARZ Agent in writing and to each Holder in the manner set forth in Section 1.6.

             (f)     With respect to any record date set pursuant to this
Section 1.4, the Company may designate any date as the "Record Date Expiration Time" and from time to time may change the Record Date Expiration Time to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Record Date Expiration Time is given to the SQUARZ Agent in writing, and to each Holder of Units in the manner set forth in Section 1.6, on or prior to the existing Record Date Expiration Time. If a Record Date Expiration Time is not designated with respect to any record date set pursuant to this Section 1.4, the Company shall be deemed to have initially designated the 180th day after such record date as the Record Date Expiration Time with respect thereto, subject to its right to change the Record Date Expiration Time as provided in this Section 1.4(f). Notwithstanding the foregoing, no Record Date Expiration Time shall be later than the 180th day after the applicable record date.

     Section 1.5 Notices. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

                     (i) the SQUARZ Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the SQUARZ Agent at its Corporate Trust Office, Attention: Corporate Trust Administration, telecopy: (212) 815-5704, or at any other address furnished in writing by the SQUARZ Agent to the Holders and the Company; or

                     (ii) the Company by the SQUARZ Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Company at Berkshire Hathaway Inc., 1440 Kiewit Plaza, Omaha, Nebraska 68131, telecopy: (402) 346-3375, Attention: Chief Financial Officer, or at any other address furnished in writing to the SQUARZ Agent by the Company; or

                     (iii) the Collateral Agent by the SQUARZ Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Collateral Agent at its Corporate Trust Office, Attention: Corporate Trust Administration, telecopy: (212) 815-5704, or at any other address furnished in writing by the Collateral Agent to the SQUARZ Agent, the Company and the Holders; or

                     (iv) the Indenture Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Indenture Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, telecopy: (212) 815-5704, or at any other address furnished in writing by the Indenture Trustee to the Company.

     Section 1.6     NOTICE TO HOLDERS; WAIVER.

             (a) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by or with the approval of the SQUARZ Agent shall constitute a sufficient notification for every purpose hereunder.

             (b) Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the SQUARZ Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 1.7 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.8 Successors and Assigns. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 1.9 Separability Clause. In case any provision in this Agreement or in the securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

     Section 1.10 Benefits of Agreement. Nothing in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time (and a Holder's appropriate participants and all Beneficial Owners holding through such participants from time to time) shall be beneficiaries of this Agreement and shall, by their acceptance of the benefits of this Agreement, be bound by all of the obligations, covenants, agreements, terms and conditions hereof and of the Certificates evidencing Units by their acceptance of delivery of such Units (whether or not certificated).

     Section 1.11 Governing Law. This Agreement, including the Units and Underlying Warrants established hereby, shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

     Section 1.12 Waiver of Jury Trial. EACH OF THE COMPANY AND THE SQUARZ AGENT, FOR ITSELF AND AS ATTORNEY-IN-FACT FOR ALL HOLDERS, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE UNITS OR THE TRANSACTION CONTEMPLATED HEREBY.

     Section 1.13 Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

                                    ARTICLE 2
                                CERTIFICATE FORMS

     Section 2.1     FORMS OF CERTIFICATES GENERALLY.

             (a) The SQUARZ Certificates shall be in substantially the form set forth in Exhibit A hereto (except as provided for in Section 2.6(h) and Section 2.17(b)), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or depositary therefor or as may, consistent herewith, be determined by the officers executing such SQUARZ Certificates, as evidenced by their execution thereof.

             (b) The definitive SQUARZ Certificates may be printed, lithographed or engraved or produced in any other manner, all as determined by the officers executing such SQUARZ Certificates, as evidenced by their execution of such SQUARZ Certificates.

             (c) The Stripped SQUARZ Certificates shall be in substantially the form set forth in Exhibit B hereto (except as provided for in Section 2.6(h)), and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or depositary therefor or as may, consistent herewith, be determined by the officers executing such Stripped SQUARZ Certificates, as evidenced by their execution thereof.

             (d) The definitive Stripped SQUARZ Certificates may be printed, lithographed or engraved or produced in any other manner, all as determined by the officers executing such Stripped SQUARZ Certificates, as evidenced by their execution of such Stripped SQUARZ Certificates.

     Section 2.2     RIGHTS AND OBLIGATIONS EVIDENCED BY THE CERTIFICATES.

             (a) Each SQUARZ Certificate shall evidence the number of SQUARZ specified thereon.

             (b) Each Stripped SQUARZ Certificate shall evidence the number of Stripped SQUARZ specified thereon.

     Section 2.3 Form of Legend for Global Securities. Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

     "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE SQUARZ AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SQUARZ AGREEMENT."

     Section 2.4     FORM OF AGENT'S CERTIFICATE OF AUTHENTICATION.

             (a) The form of the SQUARZ Agent's certificate of authentication of the SQUARZ shall be in substantially the form set forth on the form of the SQUARZ Certificates attached hereto as Exhibit A.

             (b) The form of the SQUARZ Agent's certificate of authentication of the Stripped SQUARZ shall be in substantially the form set forth on the form of the Stripped SQUARZ Certificates attached hereto as Exhibit B.

     Section 2.5     TITLE AND TERMS; DENOMINATIONS.

             (a) The aggregate number of SQUARZ and Stripped SQUARZ, if any, issued hereunder is limited to 50,000 (or, if less, the 40,000 SQUARZ purchased by the Initial Purchaser on May 28, 2002 pursuant to the Purchase Agreement and the additional SQUARZ purchased by the Initial Purchaser in exercise of the over-allotment option in the Purchase Agreement).

             (b) All SQUARZ Certificates shall be substantially identical to each other except as to denomination and marks of identification. All Stripped SQUARZ Certificates shall be substantially identical to each other except as to denomination and marks of identification.

             (c) The Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

     Section 2.6     EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

             (a) Certificates shall be executed on behalf of the Company by its Chairman, its Vice-Chairman, its President or one of its Vice-Presidents, and attested to by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on Certificates may be manual or facsimile.

             (b) Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

             (c) Subject to the provisions of Sections 3.2 and 3.3, at any time and from time to time after the execution and delivery of this Agreement, the Company may deliver Certificates executed by the Company to the SQUARZ Agent for authentication, execution on behalf of the Holders, and delivery, together with a Company Order for authentication of such Certificates, and the SQUARZ Agent in accordance with such Company Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

             (d) The SQUARZ Agent shall not be required to authenticate any Certificates if the issue of Units pursuant to this Agreement will affect the SQUARZ Agent's own rights, duties or immunities under the Units and this Agreement or otherwise in a manner which is not reasonably acceptable to the SQUARZ Agent.

             (e) Each Certificate shall be dated as of the date of its authentication.

             (f) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate (i) a certificate of authentication substantially in the form provided by Section 2.4 executed by an authorized signatory of the SQUARZ Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder, and (ii) the manual signature of an authorized signatory of the SQUARZ Agent, as the applicable Holder's agent and attorney-in-fact, and such signature by an authorized signatory of the SQUARZ Agent shall be conclusive evidence that the Holder (and its appropriate participants and all Beneficial Owners holding through such participants from time to time) of such Certificate has accepted the obligations under the Underlying Warrant (including, without limitation, the obligation to make Underlying Warrant Installment Payments) evidenced by such Certificate. Notwithstanding the foregoing, if any Certificate shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Certificate to the SQUARZ Agent for cancellation as provided in Section 2.14, for all purposes of this Agreement such Certificate shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits, or subject to the obligations, of this Agreement or the Units.

             (g) The SQUARZ Agent shall have the right to decline to authenticate and deliver any Certificates under this Section 2.6 if the SQUARZ Agent, being advised by counsel, determines that such action may not lawfully be taken or if the SQUARZ Agent in good faith shall determine that such action would expose the SQUARZ Agent to personal liability to existing Holders.

             (h) The Certificates may have notations, legends or endorsements as specified in Section 2.3, Section 2.16, or as otherwise required by law, stock exchange rule or any rule or usage of the Depositary. The Company and the SQUARZ Agent shall approve the form of the Certificates and any notation, legend or endorsement on them. Each Certificate shall be dated the date of its authentication.

             (i) SQUARZ originally offered and sold to QIBs in reliance on Rule 144A will be issued in the form of one or more permanent Global Certificates.

     Section 2.7     REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

             (a)     The SQUARZ Agent shall keep at the Corporate Trust Office:

                     (i) a register (the "SQUARZ Register") in which, subject to such reasonable regulations as it may prescribe, the SQUARZ Agent shall provide for the registration of SQUARZ and of transfers of SQUARZ (the SQUARZ Agent, in such capacity, the "SQUARZ Registrar"), and

                     (ii) a register (the "Stripped SQUARZ Register") in which, subject to such reasonable regulations as it or the Company may prescribe, the SQUARZ Agent shall provide for the registration of the Stripped SQUARZ Certificates and transfers of Stripped SQUARZ Certificates (the SQUARZ Agent, in such capacity, the "Stripped SQUARZ Registrar").

             (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the SQUARZ Agent, and the SQUARZ Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, evidencing a like number of SQUARZ or Stripped SQUARZ, as applicable.

             (c) Following the issuance of definitive Certificates pursuant to Section 2.11, at the option of the Holder, Certificates may be exchanged for other Certificates of like tenor and denominations, evidencing a like number of SQUARZ or Stripped SQUARZ, as applicable, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the SQUARZ Agent, and the SQUARZ Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

             (d) Following the issuance of definitive Certificates pursuant to Section 2.11, all Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of SQUARZ or Stripped SQUARZ, as applicable, and be entitled to the same benefits, and subject to the same obligations, under this Agreement as the SQUARZ or Stripped SQUARZ, as applicable, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

             (e) Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the SQUARZ Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the SQUARZ Agent, duly executed by the Holder thereof or its attorney duly authorized in writing.

             (f) No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Sections 2.8, 2.11, 2.12 or
8.5 not involving any transfer.

             (g) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the SQUARZ Agent, and the SQUARZ Agent shall not be obligated to authenticate, execute on behalf of the Holder, or deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the earlier of the Underlying Warrant Maturity Date or the Underlying Warrant Early Expiration Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section 2.7 and receipt of appropriate registration or transfer instructions from such Holder, the SQUARZ Agent shall,

                     (i) in the case of a SQUARZ, transfer the Note and, if any, the remaining Initial Pledged Treasuries Interest relating to such SQUARZ less any amounts required or expressly permitted hereunder to be withheld by this Agreement or the Pledge Agreement in payment of any Underlying Warrant Installment Payment due to the Company; or

                     (ii) in the case of a Stripped SQUARZ, transfer the remaining Substitute Pledged Treasuries Interest and the remaining Initial Pledged Treasuries Interest relating to such Stripped SQUARZ, if any, less any amounts required or expressly permitted hereunder to be withheld by this Agreement or the Pledge Agreement in payment of any Underlying Warrant Installment Payment due to the Company,

in each case subject to the applicable conditions and in accordance with the applicable provisions of Article 5.

     Section 2.8 Book-Entry Interests. The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary by, or on behalf of, the Company. Such Global Certificates shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except (i) as provided in Section 2.11 and (ii) for the definitive Note issued to the Collateral Agent for the benefit of the Holders of SQUARZ. The SQUARZ Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 2.11:

             (a) the provisions of this Section 2.8 shall be in full force and effect;

             (b) the Company shall be entitled to deal with the Depositary for all purposes of this Agreement (including receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

             (c) to the extent that the provisions of this Section 2.8 conflict with any other provisions of this Agreement, the provisions of this
Section 2.8 shall control; and

             (d) the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary and/or the Clearing Agency Participants. The Depositary will make book-entry transfers among Clearing Agency Participants.

     Section 2.9 Notices to Holders. Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

     Section 2.10 Appointment of Successor Depositary. If any Depositary elects to discontinue its services as Depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Depositary with respect to the Units.

     Section 2.11    Definitive Certificates. If

                     (i) a Depositary elects to discontinue its services as Depositary with respect to the Units and a successor Depositary is not appointed within 90 days after such discontinuance pursuant to Section 2.10;

                     (ii) the Company elects to terminate the book-entry system through the Depositary with respect to the SQUARZ and/or the Stripped SQUARZ; or

                     (iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more SQUARZ;

then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Units by the Depositary, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Depositary. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

     Section 2.12    MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES.

             (a) If any mutilated Certificate is surrendered to the SQUARZ Agent, the Company shall execute and deliver to the SQUARZ Agent, and the SQUARZ Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of SQUARZ or Stripped SQUARZ, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

             (b) If there shall be delivered to the Company and the SQUARZ Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by the Company or the SQUARZ Agent to hold each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the SQUARZ Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the SQUARZ Agent, and the SQUARZ Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate evidencing the same number of SQUARZ or Stripped SQUARZ, as applicable, and bearing a Certificate number not contemporaneously outstanding.

             (c) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the SQUARZ Agent, and the SQUARZ Agent shall not be obligated to authenticate, execute on behalf of the Holder, or deliver to the Holder, a Certificate on or after the Underlying Warrant Maturity Date or the Underlying Warrant Early Expiration Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section 2.12 and receipt of appropriate registration or transfer instructions from such Holder, the SQUARZ Agent shall

                     (i) in the case of a SQUARZ, transfer the Note and, if any, the remaining Initial Pledged Treasuries Interest relating to such SQUARZ less any amounts required or expressly permitted hereunder to be withheld by this Agreement or the Pledge Agreement in payment of any Underlying Warrant Installment Payment due to the Company; or

                     (ii) in the case of a Stripped SQUARZ, transfer the remaining Substitute Pledged Treasuries Interest and the remaining Initial Pledged Treasuries Interest relating to such Stripped SQUARZ, if any, less any amounts required or expressly permitted hereunder to be withheld by this Agreement or the Pledge Agreement in payment of any Underlying Warrant Installment Payment due to the Company,

in each case subject to the applicable conditions and in accordance with the applicable provisions of Article 5.

             (d) Upon the issuance of any new Certificate under this Section 2.12, the Company and the SQUARZ Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the SQUARZ Agent) connected therewith.

             (e) Every new Certificate issued pursuant to this Section 2.12 in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Unit evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by any Person, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates of the same type or class delivered hereunder.

             (f) The provisions of this Section 2.12 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

     Section 2.13    PERSONS DEEMED OWNERS.

             (a) Prior to due presentment of a Certificate for registration of transfer, the Company, the SQUARZ Agent, and any agent of the Company or the SQUARZ Agent may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby for the purpose of receiving payments on the applicable Notes, receiving maturity proceeds on the applicable Substitute Pledged Treasuries Interest, receiving maturity proceeds on the applicable Initial Pledged Treasuries Interest, the performance of the SQUARZ obligations, the performance of the Stripped SQUARZ obligations, and for all other purposes whatsoever, whether or not any such payments or performance shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the SQUARZ Agent, nor any agent of the Company or the SQUARZ Agent, shall be affected by notice to the contrary.

             (b) Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the SQUARZ Agent, or any agent of the Company or the SQUARZ Agent from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate or permitting or authorizing a Holder to act pursuant to instructions from and on behalf of the Holder's appropriate participants or other beneficial owners.

     Section 2.14    CANCELLATION.

             (a)     All Certificates surrendered

                     (i) in conjunction with the exercise of an Underlying Warrant;

                     (ii) in conjunction with the exercise of a Put of a Note to the Company; or

                     (iii) upon the registration of a transfer or exchange of a Unit,

shall, if surrendered to any Person other than the SQUARZ Agent, be delivered to the SQUARZ Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the SQUARZ Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Company Order, be promptly cancelled by the SQUARZ Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section 2.14, except as expressly permitted by this Agreement.

             (b) If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the SQUARZ Agent cancelled or for cancellation.

             (c) All cancelled Certificates held by the SQUARZ Agent shall be disposed of in accordance with the SQUARZ Agent's customary procedures.

     Section 2.15 CUSIP Numbers. The Company in issuing the Units may use "CUSIP" numbers (if then generally in use), and, if so, the SQUARZ Agent shall use "CUSIP" numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Certificates, and any such matter shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the SQUARZ Agent of any change in the "CUSIP" numbers.

     Section 2.16    FORM OF PRIVATE PLACEMENT LEGENDS.

             (a) Each Restricted Certificate shall bear the following legend:

   THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY OF THESE SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF ANY OF THESE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

   THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (IF AVAILABLE), (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

             (b) Each definitive Certificate that is a Restricted Certificate shall bear the following additional legend:

   IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH OPINIONS OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE IN FORM REASONABLY SATISFACTORY TO IT AS PROVIDED FOR IN THE SQUARZ AGREEMENT TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AS PROVIDED FOR IN THE SQUARZ AGREEMENT.

             (c) Each Restricted Certificate shall bear the private placement legends specified therefor in Section 2.16(a) and (b) on the face thereof (together, the "Private Placement Legend").

     Section 2.17    TRANSFER AND EXCHANGE.

             (a) Transfers. Any transfer of Restricted Units shall be made only upon receipt by the Registrar of such opinions of counsel, certificates and/or other information reasonably required by and satisfactory to it in order to ensure compliance with the Securities Act or in accordance with Section 2.17(b).

             (b) Use and Removal of Private Placement Legends. Upon the transfer, exchange or replacement of Units not bearing a Private Placement Legend, the Registrar shall exchange such Units for Units that do not bear a Private Placement Legend. Upon the transfer, exchange or replacement of Units bearing a Private Placement Legend, the Certificate Custodian and Registrar shall deliver only Units that bear a Private Placement Legend unless:

                     (i) such Units are transferred pursuant to a Registration Statement;

                     (ii) such Units are transferred pursuant to Rule 144 upon delivery to the Registrar of a certificate of the transferor in the form of Exhibit G (or in any other form that may be agreed to between the Company and the SQUARZ Agent) and an Opinion of Counsel reasonably satisfactory to the Registrar and the Company;

                     (iii) such Units are transferred, replaced or exchanged after the Resale Restriction Termination Date therefor; or

                     (iv) in connection with such transfer, exchange or replacement, the Registrar and the Company shall have received an Opinion of Counsel and other evidence reasonably satisfactory to it to the effect that neither such Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

The Private Placement Legend on any Unit shall be removed at the request of the Holder on or after the Resale Restriction Termination Date therefor. The Company shall deliver to the SQUARZ Agent an Officer's Certificate promptly upon effectiveness, withdrawal or suspension of any Registration Statement.

             (c) In the case of an interest in a Global Certificate, transfers must be effected in accordance with applicable law and the rules and procedures of the Depositary, but such transfers are not subject to any procedure required by this Agreement. The Holder of a Global Certificate may exchange an interest therein for an equivalent interest in a Global Certificate not bearing a Private Placement Legend upon transfer of such interest pursuant to any of clauses (i) through (iv) of Section 2.17(b).

     Section 2.18 Cancellation. All Units surrendered for payment, registration of transfer or exchange, conversion pursuant to Sections 3.2 or 3.3, exercise of an Underlying Warrant, or otherwise, shall, if surrendered to any Person other than the Registrar, be delivered to the Registrar and shall be promptly cancelled by it. The Company may at any time deliver to the Registrar for cancellation any Units previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Registrar (or to any other Person for delivery to the Registrar) for cancellation any Units previously authenticated hereunder that the Company has not issued and sold, and all Units so delivered shall be promptly cancelled by the Registrar. No Units shall be authenticated in lieu of or in exchange for any Units cancelled as provided in this Section 2.18, except as expressly permitted by this Agreement. All cancelled Certificates held by the Registrar shall be disposed of in accordance with the Registrar's customary procedures.

                                    ARTICLE 3
                                    THE UNITS

     Section 3.1     CREATION AND DESCRIPTION OF THE UNITS.

             (a) The Company hereby establishes a security designated as a SQUARZ and a security designated as a Stripped SQUARZ. Each Unit has the terms and conditions given to it by, and conveys and imposes upon the Company and the Holder thereof the respective rights and obligations set forth in, this Agreement.

             (b)     SQUARZ.

                     (i) A SQUARZ represents and evidences the ownership by the Holder of such SQUARZ of:

                            (1) a Pledged Note in the principal amount of $10,000;

                            (2) an Underlying Warrant with an exercise price of $10,000; and

                            (3)  an Initial Pledged Treasuries Interest.

                     (ii) Prior to the exercise of the Underlying Warrant comprising part of a SQUARZ, such SQUARZ shall not entitle the Holder thereof to enjoy any of the rights of a holder of shares of Berkshire Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a stockholder of the Company.

             (c)     Stripped SQUARZ.

                     (i) A Stripped SQUARZ represents and evidences the ownership by the Holder of such Stripped SQUARZ of:

                            (1) a Substitute Pledged Treasuries Interest;

                            (2) an Underlying Warrant with an exercise price of
                     $10,000; and

                            (3) an Initial Pledged Treasuries Interest.

                     (ii) Prior to the exercise of the Underlying Warrant comprising part of a Stripped SQUARZ, such Stripped SQUARZ shall not entitle the Holder thereof to enjoy any of the rights of a holder of shares of Berkshire Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a stockholder of the Company.

             (d) Each Holder, by purchasing a Unit, hereby agrees to treat the Unit for U.S. federal income tax purposes as an investment unit consisting of: (i) in the case of a SQUARZ, a Note, an Initial Pledged Treasuries Interest, and an Underlying Warrant, each of which constitutes a separate and distinct financial instrument, or (ii) in the case of a Stripped SQUARZ, a Note, an Initial Pledged Treasuries Interest, and a Substitute Pledged Treasuries Interest, each of which constitutes a separate and distinct financial instrument. A Holder purchasing a SQUARZ upon initial issuance thereof agrees to be bound by the allocation of the purchase price for each SQUARZ so purchased as follows: (i) $10,000 to the Note, (ii) $0.00 to the Underlying Warrant, and
(iii) $339.63 to the Initial Pledged Treasuries Interest.

     Section 3.2     CREATION OF STRIPPED SQUARZ.

             (a) Subject to the other provisions hereof, at any time on or before the earlier to occur of (x) the second Business Day prior to the Underlying Warrant Maturity Date and (y) the second Business Day prior to the Underlying Warrant Early Expiration Date, the Holder of a SQUARZ may convert the SQUARZ into a Stripped SQUARZ by:

                     (i) Transferring to the Collateral Agent the Requisite Amount of Substitute Pledged Treasuries;

                     (ii) Transferring a SQUARZ to the SQUARZ Agent; and

                     (iii) delivering a notice to the SQUARZ Agent, substantially in the form of Exhibit D hereto (or in any other form that may be agreed to between the Company and the SQUARZ Agent) (w) stating that such Holder has Transferred the Requisite Amount of Substitute Pledged Treasuries to the Collateral Agent pursuant to clause (i) above, (x) Pledging and instructing that such Substitute Pledged Treasuries be Pledged, (y) requesting that the SQUARZ Agent instruct the Collateral Agent to release a

          Pledged Note to the SQUARZ Agent, on behalf of such Holder, and (z) instructing the SQUARZ Agent to cancel such SQUARZ and issue the same amount of Stripped SQUARZ in the name of such Holder.

             (b) Upon the receipt of the SQUARZ Certificate or a Book-Entry Interest pursuant to Section 3.2(a)(ii) and the notice referenced in Section 3.2(a)(iii), the SQUARZ Agent shall promptly instruct the Collateral Agent, by delivering a written instruction substantially in the form of Exhibit C hereto (or in any other form that may be agreed to between the Company and the SQUARZ Agent), to release to the SQUARZ Agent, on behalf of the applicable Holder, a Class A Note free and clear of the Pledge.

             (c) Upon the receipt by the SQUARZ Agent, on behalf of the applicable Holder and in accordance with the Pledge Agreement, of a Class A Note free and clear of the Pledge pursuant to Section 3.2(b) (and confirmation from the Collateral Agent of its receipt of the Requisite Amount of Substitute Pledged Treasuries pursuant to Section 3.2(a)(i)), the SQUARZ Agent shall promptly:

                     (i)    cancel the Transferred SQUARZ;

                     (ii) deliver to the Indenture Trustee (with a copy to the Collateral Agent) a certificate by the SQUARZ Agent certifying (1) that a Holder of a SQUARZ has elected to separate the Pledged Note comprising part of its SQUARZ, (2) the identity of the Holder of the SQUARZ, the certificate or other identifying number of the SQUARZ, if applicable, and all other information required by the Trustee in order to issue a Note to the SQUARZ Holder;

                     (iii) deliver to the Indenture Trustee the Pledged Note so released from the Pledge, by surrender of a certificate duly endorsed for transfer (if held in definitive form) or otherwise transferred to the Trustee (if held as a Global Note) (whereupon the Indenture Trustee, pursuant to the Indenture and the conditions set forth therein, shall issue in the name of the applicable Holder, and deliver to the SQUARZ Agent, a Class A Note); and

                     (iv) authenticate, execute on behalf of such Holder and deliver to such Holder a Stripped SQUARZ Certificate executed by the Company or a Book-Entry Interest in accordance with Section 2.6, and deliver the Class A Note delivered to the SQUARZ Agent pursuant to clause
     (c)(iii), above.

             (d) Holders who elect to convert a SQUARZ into a Stripped SQUARZ shall be responsible for the payment to the Company (or its designee) of any fees or expenses payable to the SQUARZ Agent or Collateral Agent in respect of the conversion.

             (e) Holders may convert SQUARZ into Stripped SQUARZ only in integral multiples of 20 Units.

             (f) Constituent parts of a SQUARZ shall be separable as set forth in, but only as set forth in, this Section 3.2, and except as set forth in this Section 3.2 the rights and obligations of the Holder of a SQUARZ in respect of the constituent Pledged Note, the Initial

Pledged Treasuries Interest and the Underlying Warrant may be acquired, transferred, and exchanged only as an integral SQUARZ. A Class A Note, after delivery pursuant to Section 3.2(c)(iii), may be transferred and exchanged separately unless and until it is re-Pledged pursuant to Section 3.3 and the Pledge Agreement.

             (g) In the event a Holder making a Collateral Substitution pursuant to this Section 3.2 fails to effect a book-entry transfer of the SQUARZ or fails to deliver a SQUARZ Certificate to the SQUARZ Agent after depositing Substitute Pledged Treasuries with the Collateral Agent, such Substitute Pledged Treasuries, and any distributions on such Substitute Pledged Treasuries, shall be held in the name of the SQUARZ Agent or its nominee in trust for the benefit of such Holder, until such SQUARZ are so transferred or the SQUARZ Certificate is so delivered, as applicable, or, with respect to a SQUARZ Certificate, such Holder provides evidence satisfactory to the Company and the SQUARZ Agent that such SQUARZ Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the SQUARZ Agent and the Company.

     Section 3.3     RE-CREATION OF SQUARZ.

             (a) Subject to the other provisions hereof, at any time on or before the earlier to occur of (x) the second Business Day prior to the Underlying Warrant Maturity Date and (y) the second Business Day prior to the Underlying Warrant Early Expiration Date, but in no event during the period beginning 15 days prior to a Remarketing Date, the Holder of a Stripped SQUARZ may convert the Stripped SQUARZ into a SQUARZ by:

                     (i)    Transferring to the Collateral Agent a Separate
     Note;

                     (ii)   Transferring a Stripped SQUARZ to the SQUARZ Agent;
     and

                     (iii) delivering a notice to the SQUARZ Agent, substantially in the form of Exhibit D hereto (or in any other form that may be agreed to between the Company and the SQUARZ Agent) (w) stating that such Holder has Transferred a Separate Note to the Collateral Agent pursuant to clause (i) above, (x) Pledging and instructing that such Separate Note be Pledged, (y) requesting that the SQUARZ Agent instruct the Collateral Agent to release the Requisite Amount of Substitute Pledged Treasuries to the SQUARZ Agent, on behalf of such Holder, and (z) instructing the SQUARZ Agent to cancel such Stripped SQUARZ and issue the same amount of SQUARZ in the name of such Holder.

             (b) Upon the receipt of the Stripped SQUARZ Certificate or Book-Entry Interest pursuant to Section 3.3(a)(ii) and the notice referenced in
Section 3.3(a)(iii), the SQUARZ Agent shall promptly instruct the Collateral Agent, by delivering a written instruction substantially in the form of Exhibit C hereto (or in any other form that may be agreed to between the Company and the SQUARZ Agent), to release to the SQUARZ Agent, on behalf of the applicable Holder, the Requisite Amount of Substitute Pledged Treasuries free and clear of the Pledge.

             (c) Upon the receipt by the SQUARZ Agent, on behalf of the applicable Holder and in accordance with the terms of the Pledge Agreement, of the Substitute Pledged

Treasuries free and clear of the Pledge pursuant to Section 3.3(b) (and confirmation from the Collateral Agent of its receipt of the Separate Note pursuant to Section 3.3(a)(i)), the SQUARZ Agent shall promptly:

                     (i) cancel the Transferred Stripped SQUARZ Certificate or Book-Entry Interest;

                     (ii) deliver to the Indenture Trustee (with a copy to the Collateral Agent) a certificate by the SQUARZ Agent certifying (1) that a Holder of a Stripped SQUARZ has elected to recombine a SQUARZ, (2) the identity of the Holder of the Stripped SQUARZ, the certificate or other identifying number of the Stripped SQUARZ, if applicable, and all other information required by the Trustee in order to transfer the Note held by the SQUARZ Holder to the Collateral Agent;

                     (iii) deliver to the Indenture Trustee a Note, by surrender of a certificate duly endorsed for transfer (if held in definitive form) or otherwise transferred to the Trustee (if held as a Global Note) (whereupon the Indenture Trustee, pursuant to the Indenture and the conditions set forth therein, shall issue in the name of the Collateral Agent, and deliver to the SQUARZ Agent, a Pledged Note);

                     (iv) authenticate, execute on behalf of such Holder and deliver to such Holder a SQUARZ Certificate executed by the Company in accordance with Section 2.6 evidencing a SQUARZ or a Book-Entry Interest, and deliver such Substitute Pledged Treasuries to such Holder; and

                     (v) deliver to the Collateral Agent the Pledged Note delivered to the SQUARZ Agent pursuant to clause (c)(iii), above.

             (d) Holders who elect to convert a Stripped SQUARZ into a SQUARZ shall be responsible for the payment to the Company (or its designee) of any fees or expenses payable to the SQUARZ Agent or Collateral Agent in respect of such conversion.

             (e) Holders may convert Stripped SQUARZ into SQUARZ only in integral multiples of 20 Units.

             (f) Constituent parts of a Stripped SQUARZ shall be separable as set forth in, but only as set forth in, this Section 3.3, and except as set forth in this Section 3.3 the rights and obligations of the Holder of a Stripped SQUARZ in respect of the constituent Substitute Pledged Treasuries Interest, Initial Pledged Treasuries Interest, and Underlying Warrant may be acquired, transferred, and exchanged only as an integral Stripped SQUARZ.

             (g) In the event a Holder making a Collateral Substitution pursuant to this Section 3.3 fails to effect a book-entry transfer of the Stripped SQUARZ or fails to deliver a Stripped SQUARZ Certificate to the SQUARZ Agent after depositing a Stripped Note with the Collateral Agent, such Stripped Note, and any proceeds of such Stripped Note, shall be held in the name of the SQUARZ Agent or its nominee in trust for the benefit of such Holder until such Separate SQUARZ are so transferred or the Separate SQUARZ Certificate is so delivered, as the case may be, or, with respect to a Stripped SQUARZ Certificate, such Holder provides evidence satisfactory to the Company and the SQUARZ Agent that such Stripped SQUARZ Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the SQUARZ Agent and the Company.

                                    ARTICLE 4
                                 THE COLLATERAL

     Section 4.1     PAYMENTS ON COLLATERAL.

             (a) A payment of interest on, and a payment of proceeds upon a Remarketing of, any Pledged Note shall, when received by the SQUARZ Agent as provided by the terms of the Pledge Agreement, be paid to the Company to be applied against the obligations of the Holder to make Underlying Warrant Installment Payments hereunder, but only to the extent permitted by the Pledge Agreement.

             (b) A payment in respect of any Substitute Pledged Treasuries or Initial Pledged Treasuries shall, subject to receipt thereof by the SQUARZ Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Company to be applied against the obligations of the Holder to make Underlying Warrant Installment Payments hereunder, but only to the extent permitted by the Pledge Agreement.

     Section 4.2     NOTICE AND VOTING.

             (a) Under the terms of the Pledge Agreement, the SQUARZ Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes, but only to the extent instructed by the Holders, as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Notes, the SQUARZ Agent shall, as soon as practicable thereafter, mail to the Holders of SQUARZ a notice:

                     (i) containing such information as is contained in the notice or solicitation,

                     (ii) stating that each Holder on the record date set by the SQUARZ Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the SQUARZ Agent as to the exercise of the voting rights pertaining to the Pledged Notes underlying their SQUARZ, and

                     (iii) stating the manner in which such instructions may be given.

             (b) Upon the written request of the Holders of SQUARZ on such record date, the SQUARZ Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a SQUARZ, the SQUARZ Agent shall abstain from voting the Pledged Note underlying such SQUARZ.

                                    ARTICLE 5
               APPOINTMENT OF SQUARZ AGENT; THE UNDERLYING WARRANT

     Section 5.1 Appointment of SQUARZ Agent. Each Holder of a Unit, by its acceptance thereof:

             (a) irrevocably authorizes the SQUARZ Agent to enter into and perform its obligations under the related Unit on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder);

             (b) agrees to be bound by the terms and provisions of such Units;

             (c) covenants and agrees to perform its obligations under such Units;

             (d)     consents to the provisions hereof;

             (e) irrevocably authorizes the SQUARZ Agent as its agent and attorney-in-fact to enter into and perform the Pledge Agreement on its behalf; and

             (f) consents to and agrees to be bound by the Pledge of the Collateral in support of such Holder's obligation to make Underlying Warrant Installment Payments as required herein.

     Section 5.2     UNDERLYING WARRANT.

             (a) Subject to Section 5.4, each Unit shall, at any time on or prior to the Underlying Warrant Termination Date, entitle the Holder thereof, at the Holder's option, to purchase and to require the Company to sell, in consideration of the payment of the Underlying Warrant Exercise Price, either, at the Holder's election, that fraction of a fully paid and non-assessable share of Berkshire Class A Common Stock equal to the Class A Exchange Ratio or that number of fully paid and non-assessable shares of Berkshire Class B Common Stock equal to the Class B Exchange Ratio, in each case subject to adjustment as provided in Section 5.8. The right to purchase Berkshire Common Stock established by this Section 5.2(a), and the obligation to make Underlying Warrant Installment Payments as provided in Section 5.3, subject to the terms and conditions set forth herein, are collectively referred to herein as the "Underlying Warrant."

             (b) Upon the exercise of one or more Underlying Warrants in accordance with Sections 5.4 and 5.5, for which the Holder elected to receive Berkshire Class A Common Stock, such Holder will receive:

                     (i) that whole number of shares of Berkshire Class A Common Stock equal to the product of the aggregate number of Underlying Warrants such Holder is exercising multiplied by the Class A Exchange Ratio, with the product thereof (if not a whole number) then being rounded down to the nearest whole number (the difference between the product before rounding and such nearest whole number being the "Class A Stub"); plus

                     (ii) that whole number of shares of Berkshire Class B Common Stock equal to the product of the Class A Stub multiplied by 30, with the product thereof (if not a whole number) being rounded down to the nearest whole number (the difference between the product before rounding and such nearest whole number being the "Class B Stub"); plus

                     (iii) an amount in cash equal to the product of the Closing Price of one share of Berkshire Class B Common Stock on the date of exercise multiplied by the Class B Stub.

             (c) Upon the exercise of one or more Underlying Warrants in accordance with Sections 5.4 and 5.5, for which the Holder elected to receive Berkshire Class B Common Stock, such Holder will receive that whole number of shares of Berkshire Class B Common Stock equal to the product of the aggregate number of Underlying Warrants such Holder is exercising multiplied by the Class B Exchange Ratio; provided, that in lieu of any fractional shares, the Holder will be paid an amount in cash equal to the product of the Closing Price of one share of Berkshire Class B Common Stock on the date of exercise multiplied by such fractional share.

             (d) A Holder (or its appropriate participant, as applicable) may provide multiple elections with respect to its aggregate Underlying Warrants exercised on any particular day, provided that only one election shall be made for any one Underlying Warrant.

             (e) In the event that the Underlying Warrant Maturity Date, the Underlying Warrant Early Expiration Date or an Underlying Warrant Cancellation Date is not a Business Day, then such maturity, early expiration or cancellation will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next succeeding calendar year, such maturity, early expiration or cancellation shall be effective on the immediately preceding Business Day, in each case, with the same force and effect as if effective on such date. The date of exercise of an Underlying Warrant must be a Business Day.

     Section 5.3     UNDERLYING WARRANT INSTALLMENT PAYMENTS.

             (a) Each Holder of a Unit, by its acceptance thereof, covenants and agrees that it will timely make Underlying Warrant Installment Payments on each such Unit on each Underlying Warrant Installment Payment Date until the Underlying Warrant Termination Date.

             (b) Underlying Warrant Installment Payments will accrue from and including the most recent Underlying Warrant Installment Payment Date (or, for the Underlying Warrant Installment Payment due on November 15, 2002, from and including May 15, 2002), to but excluding the date of payment. The amount of any Underlying Warrant Installment Payment payable for any full semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of any Underlying Warrant Installment Payment payable for any period shorter than a full semi-annual period will be computed on the basis of 30-day months and, for periods of less than a month, the actual number of days elapsed per 30-day month. In the event that any Underlying Warrant Installment Payment Date (or other date on which a payment for the Underlying Warrant is payable) is not a Business Day, then payment of amounts payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date.

             (c) Each Holder of a Unit, by its acceptance thereof, covenants and agrees that, to the extent and in the manner provided in Section 4.1 and the Pledge Agreement (but subject to the terms thereof), all payments in respect of the Initial Pledged Treasuries, the Substitute Pledged Treasuries, and payments on or for the Pledged Notes (other than payments of principal thereof), if applicable, shall be received by the Collateral Agent on behalf of the Company and paid to the SQUARZ Agent, to make the Underlying Warrant Installment Payments to the Company; provided, however, that if, as of any Underlying Warrant Installment Payment Date, the amount received from interest payments on the Pledged Notes and amount received in respect of the Initial Pledged Treasuries and the Substitute Pledged Treasuries exceeds the Underlying Warrant Installment Payment due on such date, such excess amount will be distributed to the Holders of the SQUARZ (to the extent of the excess received from the Pledged Notes and Initial Pledged Treasuries) and Stripped SQUARZ (to the extent of the excess received from the Substitute Pledged Treasuries and Initial Pledged Treasuries) in each case, on a pro rata basis.

             (d) Upon transfer of a Unit, the transferee thereof shall be bound (without the necessity of any other action on the part of such transferee) by the terms of this Agreement, the SQUARZ or Stripped SQUARZ and the Pledge Agreement.

             (e) If a Holder fails to make an Underlying Warrant Installment Payment in full and on time (including as a result of the application of withholding or backup withholding for taxes), the applicable Underlying Warrant will become null and void; provided, that if the Underlying Warrant Installment Payment Date was a date on which the Company defaulted in the payment of interest on the Notes, such Holder will automatically have five Business Days from the Underlying Warrant Installment Payment Date to pay such Underlying Warrant Installment Payment in cash until the Underlying Warrant is deemed cancelled.

             (f) Upon an Underlying Warrant Early Expiration Date, each Holder will be released from the obligation to make Underlying Warrant Installment Payments that would otherwise accrue and be owing in respect of an Underlying Warrant that has expired, other than Underlying Warrant Installment Payments accrued to (but not including) the Underlying Warrant Early Expiration Date.

             (g) The Company will have no recourse against any Holder for a failure to timely make Underlying Warrant Installment Payments, other than recourse against the Collateral to the extent provided in the Pledge Agreement.

     Section 5.4     EXERCISE OF UNDERLYING WARRANT.

             (a) A Holder may exercise the Underlying Warrant at any time at or prior to the earlier to occur of (i) 5:00 p.m., New York City time, on the Underlying Warrant Maturity Date, and (ii) 5:00 p.m., New York City time, on the Underlying Warrant Early Expiration Date.

             (b) To exercise an Underlying Warrant (in whole but not in part), a Holder (or its appropriate participant, if applicable) must, no later than 5:00 p.m., New York City time, on the proposed date of exercise:

                     (i) surrender to the SQUARZ Agent the Certificate representing the Unit that contains the Underlying Warrant to be exercised (or cause a book-entry transfer of such Unit to the SQUARZ Agent);

                     (ii) properly complete, execute, and deliver to the SQUARZ Agent an election of exercise substantially in the form of Exhibit E (or in any other form that may be agreed to between the Company and the SQUARZ Agent), or an election of exercise for Net Share Settlement in a form reasonably acceptable to the SQUARZ Agent and the Company if, pursuant to Section 5.5(b), the Holder is required or permitted to use the Net Share Settlement procedure;

                     (iii) if the Unit that contains the Underlying Warrant to be exercised was received in a transaction exempt from the registration requirements of the Securities Act, furnish to the SQUARZ Agent such certifications, opinions of counsel, or other information as the Company may reasonably require to confirm that the proposed exercise of the Underlying Warrant and the subsequent issuance of Berkshire Common Stock is being made pursuant to an exemption from the registration requirement under the Securities Act; and

                     (iv)   comply with Section 5.5.

     Section 5.5     SETTLEMENT AND PAYMENT OF UNDERLYING WARRANT EXERCISE
PRICE.

             (a)     Cash Settlement.

                     (i) A Holder electing to exercise an Underlying Warrant must pay in respect of each such Underlying Warrant on or prior to the date of exercise:

                            (1)  the Underlying Warrant Exercise Price;

                            (2) if such date of exercise is an Underlying Warrant Installment Payment Date, the Underlying Warrant Installment Payment that would otherwise be due on such date in respect of such Underlying Warrant; and

                            (3) if such date of exercise is not an Underlying Warrant Installment Payment Date, a payment equal to the next scheduled Underlying Warrant Installment Payment, or if a Required Acceleration Event has occurred,

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

             a payment equal to the accrued Underlying Warrant Installment Payment to but excluding the Underlying Warrant Early Expiration Date.

                     (ii) Such payment must be made to the SQUARZ Agent prior to 5:00 p.m., New York City time, on the proposed date of exercise in lawful money of the United States by certified or official bank check or wire transfer to an account designated by the SQUARZ Agent or the Company or, at the option of the Company, through the Depositary; provided, however, if the date of exercise is an Underlying Warrant Installment Payment Date, the Underlying Warrant Installment Payment will be made from application of the proceeds of the Collateral. All such monies will be paid to the Company on the date of exercise in settlement of the exercise of the Underlying Warrant in accordance with the terms of this Agreement and the Pledge Agreement.

                     (iii)  Notwithstanding anything to the contrary in this
     Section 5.5(a), if the Holder of a SQUARZ exercising an Underlying Warrant also participates in a Remarketing of the Pledged Notes contained in such SQUARZ, such Holder may elect in the Remarketing Election Form delivered to the SQUARZ Agent on or prior to 5:00 p.m. New York City time, on the fifth Business Day prior to the Remarketing Date (or, if such Holder has previously elected to participate in a Remarketing, in a supplemental Remarketing Election Form) to have the proceeds of a Successful Remarketing of such Pledged Notes (or the proceeds of the exercise of a Put subsequent to a Failed Remarketing) applied to the payment of the Underlying Warrant Exercise Price. Holders of SQUARZ electing to apply the proceeds of a Remarketing to the Underlying Warrant Exercise Price must also designate that if the Remarketing fails they will require the Company to repurchase their Notes and apply the proceeds to the Underlying Warrant Exercise Price. Such elections shall be irrevocable as to such Holder's participation in the Remarketing, but shall be revocable as to the election by such Holder to exercise the Underlying Warrant and/or apply such proceeds to the payment of the Underlying Warrant Exercise Price at any time prior to 5:00 p.m. New York City time, on the Underlying Warrant Early Expiration Date or the Underlying Warrant Maturity Date, as applicable. Such a revocation must be effected in a writing actually received at the Corporate Trust Office prior to 5:00 p.m. New York City time, on the Underlying Warrant Early Expiration Date or the Underlying Warrant Maturity Date, as applicable. Upon such revocation, the Remarketing Agent shall distribute the proceeds of any Successful Remarketing in accordance with this Agreement and the Pledge Agreement for further distribution to the Holder pursuant to Section 4.6 of the Pledge Agreement.

                     (iv) No Holders will be permitted, at any time, to tender Notes in consideration of the payment of the Underlying Warrant Exercise Price or an Underlying Warrant Installment Payment.

             (b)     Net Share Settlement.

                     (i) Notwithstanding anything in Section 5.5(a) to the contrary, if (x) at the time of exercise of an Underlying Warrant there is not an effective registration statement under the Securities Act registering the shares of Berkshire Common Stock issuable upon exercise of the Underlying Warrant and (y) the shares of Berkshire

     Common Stock issued pursuant to this Section 5.5(b) would not be "restricted securities" under Rule 144, the Holder, in exercising its Underlying Warrants, shall be required to effect a Net Share Settlement (and will not be permitted to effect a Cash Settlement).

                     (ii) Notwithstanding anything in Section 5.5(a) to the contrary, if there has been a Failed Remarketing and the Holder of a SQUARZ exercised its right to Put the Pledged Note contained in such SQUARZ but the Company has not timely paid the full Repurchase Price of such Note, such Holder may elect to effect a Net Share Settlement.

                     (iii) Any Holder of a Unit required or entitled to elect a Net Share Settlement will receive, upon compliance with Section 5.4(b)(i)-(iii), that number of shares of Berkshire Class B Common Stock equal to the quotient of (x) the product of (i) the Average Market Value multiplied by the Class B Exchange Ratio, minus (ii) the Underlying Warrant Exercise Price, divided by (y) the Average Market Value, and then rounding such quotient down to the nearest whole number. A Holder (unless it specifies otherwise) exercising multiple Underlying Warrants simultaneously will receive that number of shares of Berkshire Class B Common Stock equal to the product of the above quotient and the number of Underlying Warrants being exercised, rounded down to the nearest whole number. No fractional shares will be issued in conjunction with a Net Share Settlement, and such Holder (or its appropriate participant, if applicable) will receive a cash payment equal to the amount of fractional Berkshire Class B Common Stock multiplied by the Average Market Value of a share of Berkshire Class B Common Stock in lieu of such a fractional share.

                     (iv) The effective date of exercise of an Underlying Warrant by Net Share Settlement will be the Business Day on which the Holder complies with the requirements of Section 5.4 and Section 5.5, notwithstanding the fact that the Average Market Value will not begin to be calculated until the Trading Day immediately following such date. Upon the exercise of an Underlying Warrant by Net Share Settlement, the exercising Holder (or its appropriate participant, if applicable) must tender to the Company on the applicable date of exercise, an amount equal to the next scheduled Underlying Warrant Installment Payment; provided, however, if such date on which such Underlying Warrant is exercised is subsequent to a Required Acceleration Event, such payment shall instead equal the accrued Underlying Warrant Installment Payment to but excluding the Underlying Warrant Early Expiration Date. If such payment is not timely received from such Holder, such exercise of such Underlying Warrant will not be effective; provided, however, that nothing in this paragraph (iv) will prevent the Holder of such Underlying Warrant from effecting a later exercise.

     Section 5.6 Cancellation of Unit, Payment of Settlement Amounts and Issuance of Shares of Berkshire Common Stock Upon Exercise of Underlying Warrant.

             (a) Subject to Sections 5.4 and 5.5 (including the receipt by the SQUARZ Agent of a Unit in connection with the exercise of the Underlying Warrant contained therein and of the Underlying Warrant Exercise Price and the Underlying Warrant Installment Payment (or accrued portion thereof) due upon exercise), the SQUARZ Agent will, on the effective date of an exercise of an Underlying Warrant,

                     (i) cancel such Unit; provided, however, that if the Unit is evidenced by a Certificate not all of the Underlying Warrants under which are exercised, the SQUARZ Agent shall authenticate, execute, and deliver for the exercising Holder a Certificate evidencing the whole Units remaining after exercise of the Underlying Warrants;

                     (ii) pay the Underlying Warrant Exercise Price and the Underlying Warrant Installment Payment (or accrued portion thereof) to the Company;

                     (iii) if such Unit was a SQUARZ, instruct the Collateral Agent to release a Pledged Note from the Pledge and Transfer such Note to the SQUARZ Agent, free and clear of the Pledge, on behalf of the exercising Holder (or its applicable participant, if applicable) for each Unit exercised;

                     (iv) if such Unit was a Stripped SQUARZ, instruct the Collateral Agent to Transfer to the SQUARZ Agent, on behalf of the exercising Holder (or its applicable participant) its remaining Substitute Pledged Treasuries Interest, if any, subject to Section 5.6(c), free and clear of the Pledge;

                     (v) instruct the Collateral Agent to Transfer, free and clear of the Pledge, to the SQUARZ Agent, on behalf of the exercising Holder (or its appropriate participant, if applicable) its remaining Initial Pledged Treasuries Interest, if any, subject to Section 5.6(c);

                     (vi) if such Unit was a SQUARZ, instruct the Indenture Trustee to authenticate and deliver to the SQUARZ Agent, on behalf of the exercising Holder (or its applicable participant, if applicable) a Note registered in the name of the exercising Holder for each Unit exercised (which Note shall be a Class B Note, if the effective date of exercise is more than 90 days prior to the next following Scheduled Repurchase Date, or a Class C Note, if the effective date of exercise is not more than 90 days prior to the next following Scheduled Repurchase Date, or a Class A Note, if the effective date of exercise is on or after February 14, 2006); and

                     (vii)  subject to Section 5.6(c), Transfer to such Holder
     (A) the shares of Berkshire Common Stock issuable to it upon such exercise,
     (B) the Class A Note, Class B Note, Class C Note, or any remaining Substitute Pledged Treasuries Interest held for the benefit of such Holder, and (C) any remaining Initial Pledged Treasuries Interest held for the benefit of such Holder.

             (b) Upon its receipt of payment in full of (x) the Underlying Warrant Exercise Price (either pursuant to a Cash Settlement or a Net Share Settlement) pursuant to an exercise of an Underlying Warrant, and (y) any Underlying Warrant Installment Payment (or portion thereof) then due, the Company shall issue and deposit with the SQUARZ Agent, for the benefit of the exercising Holder of the Underlying Warrant, one or more certificates representing the newly issued shares of Berkshire Common Stock registered in the name of such Holder.

             (c) If a Holder (or its appropriate participant, if applicable) exercises the Underlying Warrant of a number of Units that is not an integral multiple of 80, the SQUARZ

Agent shall instruct the Collateral Agent, and the Collateral Agent will, distribute to such Holder (or its appropriate participant) (i) Notes constituting a part of such Units, and (ii) any Initial Pledged Treasuries and/or Substitute Pledged Treasuries constituting a part of such Units, in integral multiples of $1,000 face amount and retain the remainder of such Initial Pledged Treasuries and Substitute Pledged Treasuries for such Holder's (or its appropriate participant's) benefit (free of the Pledge to the Company) and distribute to such Holder the proceeds thereof as they mature, all in accordance with Section 4.5(e) of the Pledge Agreement.

     Section 5.7 No Fractional Shares. Notwithstanding anything to the contrary herein, no fractional shares or scrip representing fractional shares of Berkshire Common Stock shall be issued or delivered pursuant to the exercise of any Underlying Warrant. The Company shall provide the SQUARZ Agent from time to time with sufficient funds to permit the SQUARZ Agent to make all cash payments required by Sections 5.2(b) and (c) in a timely manner.

     Section 5.8 Anti-Dilution Adjustments. The Exchange Ratios shall be subject to adjustment from time to time as follows:

             (a)     Adjustments for Dividends, Distributions, Stock Splits,
Etc.

                     (i) Stock Dividends. In case the Company shall pay or make a dividend or other distribution on shares of any class of the Company's capital stock payable in Berkshire Common Stock, the Class A Exchange Ratio, as in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, shall be adjusted so as to equal the number determined by dividing the Class A Exchange Ratio by a fraction of which:

                            (1) the numerator shall be the sum of (x) the
             product of the number of shares of Berkshire Class A Common Stock times 30, plus (y) the number of shares of Berkshire Class B Common Stock, in each case outstanding at the close of business on the date fixed for such determination, and

                            (2) the denominator shall be the sum computed in
             clause (1) plus (x) (if such dividend or distribution is paid in shares of Berkshire Class A Common Stock) the total number of shares constituting such dividend or other distribution times 30, and plus (y) (if such dividend or distribution is paid in shares of Berkshire Class B Common Stock) the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

     If, after any such date fixed for determination, any such dividend or other distribution is not in fact paid, the Class A Exchange Ratio shall be immediately readjusted, effective as of the date the Company (or its Board of Directors) determines not to pay such dividend or other distribution, to the Class A Exchange Ratio that would have been in effect if such determination date had not been fixed. For the purposes of this paragraph
     (i), the number of shares of Berkshire Common Stock at the time outstanding shall not include shares held in the treasury of the Company, but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Berkshire Common Stock. The Company will not pay any dividend or make any distribution on shares of Berkshire Common Stock held in the treasury of the Company.

                     (ii) Stock Splits; Reverse Splits. In case outstanding shares of Berkshire Class A Common Stock shall be subdivided or split into a greater number of shares of Berkshire Class A Common Stock, the Class A Exchange Ratio in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Berkshire Class A Common Stock shall be combined into a smaller number of shares of Berkshire Class A Common Stock, the Class A Exchange Ratio in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                     (iii) Stock Purchase Rights. In case the Company shall issue rights, options or warrants to all holders of Berkshire Common Stock (which rights, options or warrants are not available on an equivalent basis to Holders of the Units upon exercise of the Underlying Warrants comprising part of such Units) entitling them to subscribe for or purchase shares of a class of Berkshire Common Stock at a price per share less than the Closing Price of the applicable class of Berkshire Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than (x) pursuant to a dividend reinvestment, share purchase or similar plan), the Class A Exchange Ratio in effect at the opening of business on the day following the date fixed for such determination shall be adjusted so as to equal the number determined by dividing the Class A Exchange Ratio by a fraction,

                            (1) the numerator of which shall be the sum of (w) the product of the number of shares of Berkshire Class A Common Stock outstanding at the close of business on the date fixed for such determination times 30 plus (x) the number of shares of Berkshire Class B Common Stock outstanding at the close of business on the date fixed for such determination plus (y) (if the offer relates to Berkshire Class A Common Stock) the product of the number of shares of Berkshire Class A Common Stock which the aggregate of the offering price of the total number of shares of Berkshire Class A Common Stock so offered for subscription or purchase would purchase at the applicable Closing Price times 30 plus (z) (if the offer relates to Berkshire Class B Common Stock) the number of shares of Berkshire Class B Common Stock which the aggregate of the offering price of the total number of shares of Berkshire Class B Common Stock so offered for subscription or purchase would purchase at the applicable Closing Price, and

                            (2)  the denominator of which shall be the sum of
          (w) the product of the number of shares of Berkshire Class A Common Stock outstanding at the close of business on the date fixed for such determination times 30 plus (x) the number of shares of Berkshire Class B Common Stock outstanding at the close of business on the date fixed for such determination plus (y) (if the offer relates to Berkshire Class A Common Stock) the number of shares of Berkshire Class A Common Stock so offered for subscription or purchase times 30 plus (z) (if the offer relates to Berkshire Class B Common Stock) the number of shares of Berkshire Class B Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

     If, after any such date fixed for determination, any such rights, options or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Class A Exchange Ratio shall be immediately readjusted, effective as of the date such rights, options or warrants expire, or the date the Company (or its Board of Directors) determines not to issue such rights, options or warrants, to the Class A Exchange Ratio that would have been in effect if such rights, options or warrants had never been granted or such determination date had not been fixed, as the case may be. For the purposes of this paragraph (iii), the number of shares of Berkshire Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Berkshire Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Berkshire Common Stock held in the treasury of the Company.

                     (iv) Debt or Asset Distributions. In case the Company shall, by dividend or otherwise, distribute to all holders of Berkshire Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraphs (i) or (iii) of this Section 5.8(a), any dividend or distribution paid exclusively in cash, any distribution of shares of Subsidiary Common Stock referred to in paragraph (vii) of this Section 5.8(a), and any dividend, shares of capital stock of any class or series, or similar equity interests or distributions made in connection with a reclassification, change, consolidation, sale or conveyance involving the Company that results in a change in the consideration received upon the exercise of an Underlying Warrant), the Class A Exchange Ratio shall be adjusted so that the same shall equal the number determined by dividing the Class A Exchange Ratio in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction,

                            (1) the numerator of which shall be the Closing Price of the Berkshire Class A Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Berkshire Class A Common Stock, and

                            (2) the denominator of which shall be the Closing Price of the Berkshire Class A Common Stock on the date fixed for such determination, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (iv) is applicable, paragraph (iii) of this
          Section 5.8(a) shall not be applicable.

                     (v) Cash Distributions. In case the Company shall, by dividend or otherwise, distribute to all holders of its Berkshire Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.8(b) applies or as part of a distribution referred to in paragraph (iv) or (vii) of this Section 5.8(a)) in an aggregate amount that, combined together with (x) the aggregate amount of any other distributions to all holders of its Berkshire Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (v) or paragraph (vi) of this Section 5.8(a) has been made and
     (y) the aggregate of any cash plus the fair market value as of the date of the expiration of any tender or exchange offer referred to in paragraph
     (vi) (as determined by the Board of Directors, whose determination shall be conclusive) of consideration paid in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Berkshire Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (v) or paragraph (vi) of this Section 5.8(a) has been made, exceeds 5% of the sum of (x) the product of the Closing Price of the Berkshire Class A Common Stock on the date for the determination of holders of shares of Berkshire Common Stock entitled to receive such distribution times the number of shares of Berkshire Class A Common Stock outstanding on such date plus (y) the product of the Closing Price of the Berkshire Class B Common Stock on the date for the determination of holders of shares of Berkshire Common Stock entitled to receive such distribution times the number of shares of Berkshire Class B Common Stock outstanding on such date (such excess being referred to herein as the "Excess Tender and Cash Amount"), then, and in each such case, immediately prior to the opening of business on the day after the date fixed for the determination of holders of shares of Berkshire Common Stock entitled to receive such distribution, the Class A Exchange Ratio shall be increased so that the same shall equal the number determined by dividing the Class A Exchange Ratio in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction

                            (1) the numerator of which shall be equal to the difference of (x) the sum of (i) the product of the Closing Price of Berkshire Class A Common Stock on the date for the determination of holders of shares of Berkshire Common Stock entitled to receive such distribution multiplied by the number of shares of Berkshire Class A Common Stock outstanding on such determination date plus (ii) the product of the Closing Price of Berkshire Class B Common Stock on such determination date multiplied by the number of shares of Berkshire Class B Common Stock outstanding on such determination date minus (y) the Excess Tender and Cash Amount, and

                            (2) the denominator of which shall be equal to the sum of (x) the product of (i) the Closing Price of Berkshire Class A Common Stock on such date of determination multiplied by (ii) the number of shares of Berkshire Class A Common Stock outstanding on such determination date plus (y) the product of (i) the Closing Price of Berkshire Class B Common Stock on such determination date multiplied by (ii) the number of shares of Berkshire Class B Common Stock outstanding on such determination date.

                     (vi) Tender Offers. In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Berkshire Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive) that combined together with (x) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive), as of the expiration of such tender or exchange offer, of consideration paid in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Berkshire Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (v) of this Section 5.8(a) or this paragraph (vi) has been made and (y) the aggregate amount of any distributions to all holders of the Company's Berkshire Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer (excluding any cash that is distributed in a Reorganization Event to which Section 5.8(b) applies or as part of a distribution referred to in paragraph (iv) or (vii) of this Section 5.8(a), and in respect of which no adjustment pursuant to paragraph (v) of this
     Section 5.8(a) or this paragraph (vi) has been made) (such fair market value of the payment to stockholders of Purchased Shares together with the amounts stated in clauses (x) and (y) above, the "Tender and Cash Amount") exceeds 5% of the sum of (x) the product of the Current Market Price of Berkshire Class A Common Stock times the number of shares of Berkshire Class A Common Stock outstanding (including any tendered shares) as of the last time (the "Expiration Time for Tenders") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) on the Expiration Time for Tenders plus (y) the product of the Current Market Price of Berkshire Class B Common Stock times the number of shares of Berkshire Class B Common Stock outstanding (including any tendered shares) as of the Expiration Time for Tenders, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time for Tenders, the Class A Exchange Ratio shall be adjusted so that the same shall equal the number determined by dividing the Class A Exchange Ratio immediately prior to the close of business on the date of the Expiration Time for Tenders by a fraction

                            (1) the numerator of which shall be equal to the difference of (x) the sum of (i) the product of the Current Market Price of Berkshire Class A Common Stock determined on the date of the Expiration Time for Tenders times the number of shares of Berkshire Class A Common Stock outstanding (including any tendered shares) on the Expiration Time for Tenders plus (ii) the product of the Current Market Price of Berkshire Class B Common Stock determined on the date of the Expiration Time for Tenders times the number of shares of Berkshire Class B Common Stock outstanding (including any tendered shares) on the Expiration Time for Tenders minus (y) the Tender and Cash Amount, and

                            (2) the denominator of which shall be equal to the sum of (x) the product of (i) the Current Market Price of Berkshire Class A Common Stock determined on the date of the Expiration Time for Tenders times (ii) the number of shares of Berkshire Class A Common Stock outstanding (including any tendered shares) as of the Expiration Time for Tenders minus the number of shares of Berkshire Class A Common Stock validly tendered and not withdrawn as of the Expiration Time for Tenders plus (y) the product of (i) the Current Market Price of Berkshire Class B Common Stock determined on the date of the Expiration Time for Tenders times (ii) the number of shares of Berkshire Class B Common Stock outstanding (including any tendered shares) as of the Expiration Time for Tenders minus the number of shares of Berkshire Class B Common Stock validly tendered and not withdrawn as of the Expiration Time for Tenders.

     Shares deemed accepted up to any maximum specified in the terms of the tender or exchange offer are referred to herein as the "Purchased Shares."

                     (vii) Distribution of Subsidiary Common Stock. In case the Company distributes shares of Subsidiary Common Stock to holders of Berkshire Common Stock (but excluding any distributions of evidences of indebtedness or assets referred to in paragraph (iv) of this Section 5.8(a)), the Class A Exchange Ratio in effect on the opening of business on the eleventh Trading Day immediately following the date of such distribution shall be adjusted so as to equal the number determined by dividing the Class A Exchange Ratio by a fraction,

                            (1) the numerator of which shall be the Current Market Price of Berkshire Class A Common Stock determined on such eleventh Trading Day, and

                            (2)  the denominator of which shall be the sum of
          (x) the amount computed in clause (1) plus (y) the Current Subsidiary Market Price multiplied by the number of full shares (if any) of Subsidiary Common Stock distributed with respect to one share of Berkshire Class A Common Stock plus (z) the cash (if any) distributed with respect to one share of Berkshire Class A Common Stock.

     In any case in which this paragraph (vii) is applicable, paragraph (iv) of this Section 5.8(a) shall not be applicable.

                     (viii) Reclassification. The reclassification of Berkshire Common Stock into securities including securities other than Berkshire Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.8(b) applies) shall be deemed to involve (i) a distribution of such securities other than Berkshire Common

     Stock to all holders of Berkshire Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph
     (iv) of this Section 5.8(a)), and (ii) a subdivision, split or combination, as the case may be, of the number of shares of Berkshire Common Stock outstanding immediately prior to such reclassification into the number of shares of Berkshire Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (ii) of this Section 5.8(a)).

                     (ix) Calculation of Adjustments. All adjustments to the Class A Exchange Ratio shall be calculated to the nearest 1/10,000th of a share of Berkshire Class A Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Class A Exchange Ratio shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Whenever the Class A Exchange Ratio is adjusted as provided herein, the Class B Exchange Ratio shall be adjusted to equal that number which is 30 times the Class A Exchange Ratio.

             (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

                     (i)    In the event of

                            (1) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Berkshire Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation),

                            (2) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety,

                            (3) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition), or

                            (4) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Required Acceleration Event

     (any such event, a "Reorganization Event"), each share of Berkshire Common Stock covered by each Underlying Warrant forming a part of a Unit immediately prior to such Reorganization Event shall, after such Reorganization Event, be converted for purposes of the Underlying Warrant into the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distributions thereon which have a record date that is prior to the Underlying Warrant Maturity Date) per share of Berkshire Common Stock by a holder of Berkshire Common Stock that (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Berkshire Common Stock held by Affiliates of the Company and non-Affiliates, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Berkshire Common Stock (ignoring for this purpose differences that are mandated by the proportional relationship between Berkshire Class A Common Stock and Berkshire Class B Common Stock) held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). On the Underlying Warrant Maturity Date, the Class A Exchange Ratio then in effect will be applied for determining the amount of such securities, cash or other property to which a Holder of an Underlying Warrant is entitled upon exercise, provided that cash will be paid in lieu of any fractional shares or units of securities or property not divisible into appropriate fractional amounts.

                     (ii) In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the SQUARZ Agent an agreement supplemental hereto providing that the Holder of each Unit shall have the rights provided by this Section 5.8, and the Company shall not be a party to a Reorganization Event in the absence of such a supplemental agreement. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

     Section 5.9     NOTICE OF ADJUSTMENTS AND CERTAIN OTHER EVENTS.

             (a) Whenever the Class A Exchange Ratio and Class B Exchange Ratio is adjusted as herein provided, the Company shall:

                     (i) forthwith compute the Class A Exchange Ratio and Class B Exchange Ratio in accordance with Section 5.8 and prepare and transmit to the SQUARZ Agent an Officer's Certificate setting forth the adjusted Class A Exchange Ratio and Class B Exchange Ratio, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                     (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Class A Exchange Ratio and Class B Exchange Ratio pursuant to Section 5.8 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Class A Exchange Ratio and Class B Exchange Ratio was determined and setting forth the adjusted Class A Exchange Ratio and Class B Exchange Ratio.

              (b) The SQUARZ Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Class A Exchange Ratio and Class B Exchange Ratio, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The SQUARZ Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Berkshire Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any SQUARZ or Stripped SQUARZ; and the SQUARZ Agent makes no representation with respect thereto. The SQUARZ Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Berkshire Common Stock pursuant to a SQUARZ or Stripped SQUARZ or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

     Section 5.10 Charges and Taxes. The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Berkshire Common Stock pursuant to the exercise of the Underlying Warrants; provided, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Berkshire Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the SQUARZ Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless and until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 5.11 Reservation of Shares. The Company has authorized and will reserve for issuance the maximum number of shares of Berkshire Common Stock issuable upon the exercise of all outstanding Underlying Warrants. Such shares of Berkshire Common Stock, when issued and paid for in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests.

     Section 5.12    REQUIRED ACCELERATION EVENT; NOTICE.

             (a) For purposes of determining whether a Required Acceleration Event has occurred due to the market value of a SQUARZ being less than 95% of its underlying value (each, as more specifically set forth in the definition of Required Acceleration Event), neither the Company nor the SQUARZ Agent shall have any obligation to determine such market value or underlying value unless and until requested in writing by a holder of SQUARZ to determine such amounts; provided, however, that the SQUARZ Agent shall thereupon calculate the market value and underlying value, as required, beginning on the first Trading Day following receipt of such notice, provided, further that the SQUARZ Agent shall cease performing such calculation on the first Trading Day on which the market value of the SQUARZ exceeds 95% or more of its underlying value and shall not be required to recommence such calculation until a new notice is received in writing from a holder of SQUARZ.

             (b) If a Required Acceleration Event occurs, the Company will cause written notice thereof to be given to the Holders as soon as reasonably practicable, but in no event more than 5 Business Days after such Required Acceleration Event has occurred. Such notice will state that a Required Acceleration Event has occurred and that the Underlying Warrants will expire on the 30th day following the giving of notice by the Company that a Required Acceleration Event has occurred (the "Underlying Warrant Early Expiration Date") or on the Underlying Warrant Maturity Date, whichever is earlier.

             (c) The Underlying Warrants shall terminate without the necessity of any notice or action by any Holder, on the Underlying Warrant Early Expiration Date. Upon and after the Underlying Warrant Early Expiration Date, each unexercised SQUARZ shall thereafter represent a Note and an Initial Pledged Treasuries Interest, and each unexercised Stripped SQUARZ shall thereafter represent a Substitute Pledged Treasuries Interest and an Initial Pledged Treasuries Interest, in each case until released in accordance with the provisions of the Pledge Agreement. Following the Underlying Warrant Early Expiration Date, the SQUARZ Agent will sell (or will instruct the Collateral Agent to sell) the remaining Initial Pledged Treasuries and Substitute Pledged Treasuries, and the SQUARZ Agent shall distribute the net sale proceeds from the Substitute Pledged Treasuries to the holders of the Stripped SQUARZ and the net sale proceeds from the Initial Pledged Treasuries to the holders of Units, in each case, on a pro rata basis as soon as practicable following the Underlying Warrant Early Expiration Date.

     Section 5.13    CANCELLATION OF UNDERLYING WARRANTS.

             (a) Each Holder of a SQUARZ shall have the right, on each Scheduled Repurchase Date, provided the Pledged Note is concurrently therewith properly Put in accordance with the terms of the Indenture, to cancel the Underlying Warrant comprising such SQUARZ by notice to the SQUARZ Agent no later than 5:00 p.m. New York City time on the Business Day prior to the Scheduled Repurchase Date (in which case the Holder shall also simultaneously pay to the SQUARZ Agent, for the benefit of the Company, in cash, the Underlying Warrant Installment Payment due on such Scheduled Repurchase Date).

             (b) If there has been a default by the Company in the payment of interest on the Notes, each Holder shall have the option to cancel its Underlying Warrants, effective on the date of such defaulted interest payment, by notice to the SQUARZ Agent within five Business Days of such default (in which case such Holder will not be obligated to make any further Underlying Warrant Installment Payments due on or after the Underlying Warrant Cancellation
Date). If a Holder of SQUARZ does not wish to cancel its Underlying Warrants such Holder shall, within five Business Days of such default, convert such SQUARZ to a Stripped SQUARZ as provided herein; provided, that failure to convert shall be deemed to be an exercise of such Holder's option to cancel its Underlying Warrants.

             (c) Upon the occurrence of a Bankruptcy Event, all Underlying Warrants shall immediately and automatically, without need for any action by the Holder, the SQUARZ Agent or the Company, be cancelled (in which case such Holder will not be obligated to make any further Underlying Warrant Installment Payments due on or after the Underlying Warrant Cancellation Date, whether or not otherwise accrued as of such date).

             (d) Upon the cancellation of an Underlying Warrant, the Holder thereof shall no longer be required to make Underlying Warrant Installment Payments, and the Collateral shall be returned to the Holders in accordance with the provisions of the Pledge Agreement. Other than for the deemed cancellation upon a Bankruptcy Event, if a Holder cancels a number of Units that is not an integral multiple of 80, the SQUARZ Agent will instruct the Collateral Agent to distribute to such Holder Notes constituting a part of such Units and any Initial Pledged Treasuries and/or Substitute Pledged Treasuries constituting a part of such Units, in integral multiples of $1,000 face amount; provided, however, that the Collateral Agent will retain the remainder of such Initial Pledged Treasuries and Substitute Pledged Treasuries for such Holder's benefit (free of the Pledge to the Company) and distribute to such holder the proceeds thereof as they mature. Upon the occurrence of a Bankruptcy Event, subject to the approval of the bankruptcy court, if required, Notes will be returned to Holders of SQUARZ and Initial Pledged Treasuries and Substitute Pledged Treasuries will be sold by the SQUARZ Agent, with the proceeds from the Substitute Pledged Treasuries to be distributed pro rata to the Holders of the Stripped SQUARZ and the proceeds from the Initial Pledged Treasures to be distributed pro rata to the Holders of Units.

             (e) Except as set forth in this Section 5.13, Underlying Warrants may not be cancelled by the Holders of the Units.

     Section 5.14 Reductions in Exercise Price. The Company may make such reductions in the Underlying Warrant Exercise Price as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Berkshire Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Company shall give at least 15 days notice prior to the date any such reduction becomes effective, and any such reduction shall remain effective for at least 20 days.

                                    ARTICLE 6
                                   REMARKETING.

     Section 6.1 Engagement of Remarketing Agent. Upon the occurrence of a Remarketing Event, the Company shall engage a nationally recognized investment bank (the "Remarketing Agent") pursuant to a Remarketing Agreement substantially in the form of Exhibit H hereto, to (a) determine the Reset Rate and (b) sell the Notes (other than the Notes of Holders that have elected not to participate in the remarketing pursuant to the procedures set forth in Section 6.3) (together, a "Remarketing").

     Section 6.2     REMARKETING PROCEDURE.

             (a) The Company shall request, not later than seven nor more than 15 calendar days prior to the Reset Announcement Date, that the Depositary notify its participants holding the SQUARZ or the Separate Notes of the Reset Announcement Date and of the procedures that must be followed if any owner of SQUARZ or Notes wishes to elect not to participate in the remarketing.

             (b) On the Reset Announcement Date, (i) the Remarketing Agent and the Company shall determine the Applicable Benchmark Treasury and the Remarketing Agent shall determine the Reset Spread and (ii) the Company shall announce the Reset Spread and the Applicable Benchmark Treasury, and cause a notice of the Reset Spread and the Applicable Benchmark Treasury to be published on the Business Day following the Reset Announcement Date by publication in The Wall Street Journal or another daily newspaper in the English language of general circulation in New York City.

             (c) At no later than 10:00 a.m., New York City time, on the third Business Day immediately preceding the Remarketing Date, the Company and the SQUARZ Agent shall notify the Remarketing Agent of the aggregate principal amount of the Notes (including Pledged Notes and Separate Notes) that will participate in the remarketing (the "Participating Notes"), and the Company shall also give a written notice to the Remarketing Agent as to whether or not there is any limitation under applicable law on the Reset Rate on the Notes, and, if so, the maximum permissible Reset Rate. On the Business Day immediately preceding the Remarketing Date, the Collateral Agent and the SQUARZ Agent, pursuant to the terms of the Pledge Agreement, will deliver to the Remarketing Agent all Notes to be remarketed.

             (d) Subject to the terms and conditions set forth in the Remarketing Agreement, on the Remarketing Date, the Remarketing Agent shall use commercially reasonable efforts to remarket the Participating Notes with an interest rate equal to the Reset Rate at a price equal to 100.125% of the principal amount of such Notes, plus any accrued and unpaid interest. If, by 4:00 p.m., New York City time, on the Remarketing Date, the Remarketing Agent is unable to remarket all of the Participating Notes at a price of at least 100% of the principal amount of such Notes, plus any accrued and unpaid interest, a "Failed Remarketing" will have occurred.

             (e)     In the event of a Successful Remarketing:

                     (i) By approximately 4:30 p.m., New York City time, on the Remarketing Date the Remarketing Agent will advise:

                            (1) the Depositary, the Indenture Trustee, the SQUARZ Agent and the Company of the Reset Rate determined in the Remarketing and the number of Notes sold in the Remarketing;

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

                            (2)  each Person purchasing Notes in the
          Remarketing, or the appropriate Clearing Agency Participant, of the Reset Rate (if applicable) and the number of Notes such Person is to purchase; and

                            (3) each purchaser of Notes to give instructions to its Clearing Agency Participant to pay the purchase price on the settlement date in same day funds against delivery of the Notes purchased through the facilities of the Depositary; and

     The proceeds from a Successful Remarketing shall initially be paid to the SQUARZ Agent, to be further paid to the Collateral Agent (to the extent such Notes were Pledged), or paid to Holders of Separate Notes.

             (f)     In the event of a Failed Remarketing:

                     (i) the SQUARZ Agent will give notice of the Failed Remarketing to the Company and all Holders of Notes and SQUARZ in a manner consistent with Section 2.9 prior to the close of business on the Business Day following the Remarketing Date; and

                     (ii) the Remarketing Agent shall promptly return the Participating Notes included in such Failed Remarketing to the SQUARZ Agent, to be further returned by the SQUARZ Agent to their Holders, and in the case of the Pledged Notes, to the Collateral Agent.

     Section 6.3     ELECTIONS BY HOLDERS.

             (a) Holders of the SQUARZ or Separate Notes may, by delivery of a completed and executed Remarketing Election Form to the SQUARZ Agent no later than 5:00 p.m., New York City time, on the fifth Business Day immediately preceding the Remarketing Date, elect not to participate in the Remarketing. Any such notice will be irrevocable and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. Holders of SQUARZ or Separate Notes who have not delivered such a form will be deemed to have agreed to participate in the Remarketing. Holders of SQUARZ will be deemed to have elected to participate in an Acceleration Event Remarketing unless they have tendered on or prior to the fifth Business Day preceding the Remarketing Date cash in an amount equal to the interest on the Pledged Notes that has accrued or will accrue up to (but excluding) the Underlying Warrant Early Expiration Date.

             (b) Holders of SQUARZ participating in the Remarketing may provide notice by the fifth Business Day preceding the Remarketing Date indicating that they intend to exercise Underlying Warrants in connection with such Remarketing and that they wish the proceeds of a Successful Remarketing (or the proceeds of the Put of their Notes upon a Failed Remarketing pursuant to
Section 5.5(a)(iii)) to be applied to the Underlying Warrant Exercise Price. Holders of SQUARZ electing to apply the proceeds of a Successful Remarketing to the Underlying Warrant Exercise Price must also designate that upon a Failed Remarketing they will Put their Notes and apply the proceeds to the Underlying Warrant Exercise Price. If a Holder of SQUARZ has given notice of exercise of an Underlying Warrant and has requested that the

Remarketing proceeds be applied to the Underlying Warrant Exercise Price, any excess net proceeds will be distributed to the Holder. If a Holder of a SQUARZ participating in the Remarketing does not elect to exercise the Underlying Warrant, the proceeds from a remarketed Note (net of any payment on the Note, exclusive of payment of principal of the Note, that may be applied to the payment of the Underlying Warrant Installment Payment due hereunder) will be distributed to that Holder.

     Section 6.4     OTHER AGREEMENTS.

             (a) The right of a Holder to have Notes sold in a Remarketing is limited to the extent that (i) the Remarketing Agent conducts a Remarketing on the Remarketing Date pursuant to the terms of this Agreement and the Remarketing Agreement, (ii) the Remarketing Agent is able to find a purchaser or purchasers for the Notes at a Reset Rate that results in a Successful Remarketing, and (iii) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent as and when required.

             (b) The Company will pay for all costs and expenses incurred in connection with the Remarketing, including the fee paid to the Remarketing Agent.

                                    ARTICLE 7
                                THE SQUARZ AGENT

     Section 7.1     CERTAIN DUTIES, RIGHTS AND IMMUNITIES.

             (a) The SQUARZ Agent shall act as agent for the Holders of the Units hereunder with such powers as are specifically vested in the SQUARZ Agent by the terms of this Agreement, the Pledge Agreement, the Indenture, the Remarketing Agreement (when executed), the Notes and the Units, and any documents evidencing thereof or related thereto (the "Transaction Documents"), together with such other powers as are reasonably incidental thereto. The SQUARZ
Agent:

                     (i) shall have no duties or responsibilities except those expressly set forth in the Transaction Documents and no implied covenants or obligations shall be inferred from any Transaction Documents against the SQUARZ Agent, nor shall the SQUARZ Agent be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

                     (ii) shall be entitled conclusively to rely upon (x) any certification, order, judgment, opinion, notice or other communication (including, without limitation, any thereof by telephone or facsimile) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein), and (y) the truth of the statements and the correctness of the opinions expressed therein, and (z) advice and statements of legal counsel and other experts selected by the SQUARZ Agent;

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

                     (iii) as to any matters not expressly provided for by any Transaction Document, shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Company or the Holders in accordance with the Transaction Documents;

                     (iv) shall not be responsible for any recitals contained in any Transaction Document, or in any certificate or other document referred to or provided for in, or received by it under, any Transaction Document or the Units, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document (other than as against the SQUARZ Agent) or the Units or any other document referred to or provided for herein or therein or for any failure by the Company, any Holder or any other Person (except the SQUARZ Agent) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, existence, validity, perfection or maintenance of any security interest created under the Pledge Agreement, or for the use or application by the Company of the proceeds in respect of the SQUARZ or the Stripped SQUARZ;

                     (v) shall not be required to initiate or conduct any litigation or collection proceedings hereunder;

                     (vi) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence, bad faith or willful misconduct; and

                     (vii) shall not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, the Units or other rights under any Transaction Document.

             (b) No provision of any Transaction Document shall be construed to relieve the SQUARZ Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                     (i) this paragraph (b) shall not be construed to limit the effect of paragraph (a) of this Section 7.1;

                     (ii) the SQUARZ Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the SQUARZ Agent was grossly negligent in ascertaining the pertinent facts; and

                     (iii) in no event shall the SQUARZ Agent be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

             (c) In no event shall the SQUARZ Agent or its officers, employees or agents be liable for any special, indirect, individual, punitive or consequential damages, lost profits or loss of business, arising in connection with any Transaction Document, whether or not the likelihood of such loss or damage was known to the SQUARZ Agent, incurred without any act or deed that is found to be attributable to gross negligence, bad faith or willful misconduct on the part of the SQUARZ Agent.

             (d) Whether or not therein expressly so provided, every provision of every Transaction Document relating to the conduct or affecting the liability of or affording protection to the SQUARZ Agent shall be subject to the provisions of this Section 7.1.

             (e) The SQUARZ Agent is authorized to execute and deliver the Pledge Agreement and a Remarketing Agreement and any supplement thereto in its capacity as SQUARZ Agent.

             (f) The SQUARZ Agent shall have no liability whatsoever for the action or inaction of any Clearing Agency or any book-entry system thereof. In no event shall any Clearing Agency or any book-entry system thereof be deemed an agent or subcustodian of the SQUARZ Agent.

             (g) The SQUARZ Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under any Transaction Document arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

     Section 7.2 Notice Of Default. Within 90 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the SQUARZ Agent has actual knowledge, the SQUARZ Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

     Section 7.3     CERTAIN RIGHTS OF AGENT.

              Subject to the provisions of Section 7.1:

             (a) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Company Order or Company Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

             (b) whenever in the administration of this Agreement the SQUARZ Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the SQUARZ Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company;

             (c) the SQUARZ Agent may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

             (d) the SQUARZ Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the SQUARZ Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the SQUARZ and the Stripped SQUARZ as it may see fit, and, if the SQUARZ Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney;

             (e) the SQUARZ Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate of the SQUARZ Agent and the SQUARZ Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

             (f) the SQUARZ Agent shall not be deemed to have notice of any default or event of default unless a Responsible Officer of the SQUARZ Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the SQUARZ Agent at the Corporate Trust Office of the SQUARZ Agent, and such notice references the Units or this Agreement;

             (g) the rights, privileges, protections, immunities and benefits given to the SQUARZ Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the SQUARZ Agent in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

             (h) the SQUARZ Agent may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 7.4     NOT RESPONSIBLE FOR RECITALS, ETC.

          The recitals contained herein and in the Certificates shall be taken as the statements of the Company.

     Section 7.5     MAY HOLD UNITS AND OTHER DEALINGS.

          Any Registrar or any other agent of the Company, or the SQUARZ Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the SQUARZ Agent. The SQUARZ Agent and its Affiliates may (without having to account therefor to the Company or any Holder of Units or holder of Separate Notes) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Company, any Holder of Units and any holder of Separate Notes (and any of their respective subsidiaries or Affiliates) as if it were not acting as the SQUARZ Agent and the SQUARZ Agent and their Affiliates may accept fees and other consideration from the Company, any Holder of Units or any holder of Separate Notes without having to account for the same to any such Person.

     Section 7.6     MONEY HELD IN CUSTODY.

          Money held by the SQUARZ Agent in custody hereunder need not be segregated from the SQUARZ Agent's other funds except to the extent required by law or provided herein. The SQUARZ Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     Section 7.7     COMPENSATION AND REIMBURSEMENT.

             (a)     The Company agrees:

                     (i) to pay to the SQUARZ Agent from time to time such compensation as shall be agreed in writing between the Company and the SQUARZ Agent for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (ii) except as otherwise expressly provided herein, to reimburse the SQUARZ Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the SQUARZ Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct, or bad faith; and

                     (iii) to indemnify the SQUARZ Agent and any predecessor SQUARZ Agent for, and to hold it harmless against, any and all losses, liabilities or reasonable out-of-pocket expenses incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties under the Transaction Documents, including the costs and expenses (including reasonable fees and expenses of counsel) of defending itself against any claim (whether asserted by the Company, a Holder, or any other Person) or liability in connection with the exercise or performance of any of its powers or duties under the Transaction Documents. The SQUARZ Agent shall promptly notify the Company of any third party claim which may give rise to the indemnity hereunder and give the Company the opportunity to participate in the defense of such claim with counsel reasonably satisfactory to the indemnified party, and no such claim shall be settled without the written consent of the Company, which consent shall not be unreasonably withheld.

             (b) The SQUARZ Agent shall have a lien prior to the SQUARZ as to all property and funds held by it hereunder for any amount owing to it or any predecessor SQUARZ

Agent pursuant to this Section 7.7, except with respect to funds held in trust for the benefit of Holders or any holders of Notes.

             (c) When the SQUARZ Agent incurs expenses or renders services in connection with any event specified in Section 5.13, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

             (d) The provisions of this Section 7.7 shall survive the termination of this Agreement.

     Section 7.8 Corporate Agent Required; Eligibility. There shall at all times be one (and only one) SQUARZ Agent hereunder with respect to the Units, which may be a SQUARZ Agent or trustee hereunder for Units or securities of one or more other series. Each SQUARZ Agent shall be a Person that is eligible pursuant to the TIA to act as such and has a combined capital and surplus of at least $100,000,000 and has an office in New York, New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 7.8 and to the extent permitted by the TIA, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the SQUARZ Agent with respect to the securities of any series shall cease to be eligible in accordance with the provisions of this Section 7.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 7.9     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

             (a) No resignation or removal of the SQUARZ Agent and no appointment of a successor SQUARZ Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor SQUARZ Agent in accordance with the applicable requirements of Section 7.10.

             (b) The SQUARZ Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If an instrument of acceptance by a successor SQUARZ Agent required by Section 7.10 shall not have been delivered to the SQUARZ Agent within 30 days after the giving of such notice of resignation, the resigning SQUARZ Agent may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor SQUARZ Agent.

             (c) The SQUARZ Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the SQUARZ Agent and the Company. If an instrument of acceptance by a successor SQUARZ Agent required by Section 7.10 shall not have been delivered to the SQUARZ Agent within 30 days after the giving of such notice of removal, the SQUARZ Agent being removed may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor SQUARZ Agent

             (d)     If at any time:

                     (i) the SQUARZ Agent fails to comply with Section 310(b) of the TIA, as if the SQUARZ Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months; or

                     (ii)   the SQUARZ Agent shall cease to be eligible under
     Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                     (iii) the SQUARZ Agent shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the SQUARZ Agent or of its property shall be appointed or any public officer shall take charge or control of the SQUARZ Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Company by a Board Resolution may remove the SQUARZ Agent, or (y) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the SQUARZ Agent and the appointment of a successor SQUARZ Agent.

             (e) If the SQUARZ Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of SQUARZ Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor SQUARZ Agent and shall comply with the applicable requirements of
Section 7.10. If no successor SQUARZ Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor SQUARZ Agent.

             (f) The Company shall give, or shall cause such successor SQUARZ Agent to give, notice of each resignation and each removal of the SQUARZ Agent and each appointment of a successor SQUARZ Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor SQUARZ Agent and the address of its Corporate Trust Office.

     Section 7.10    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

             (a) In case of the appointment hereunder of a successor SQUARZ Agent, every such successor SQUARZ Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring SQUARZ Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring SQUARZ Agent shall become effective and such successor SQUARZ Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring SQUARZ Agent; but, on the request of the Company or the successor SQUARZ Agent, such retiring SQUARZ Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor

SQUARZ Agent all the rights, powers and trusts of the retiring SQUARZ Agent and shall duly assign, transfer and deliver to such successor SQUARZ Agent all property and money held by such retiring SQUARZ Agent hereunder.

             (b) Upon request of any such successor SQUARZ Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor SQUARZ Agent all such rights, powers and agencies referred to in paragraph (a) of this Section 7.10.

             (c) No successor SQUARZ Agent shall accept its appointment unless at the time of such acceptance such successor SQUARZ Agent shall be qualified and eligible under this Article 7.

     Section 7.11    MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS.

          Any corporation into which the SQUARZ Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the SQUARZ Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the SQUARZ Agent, shall be the successor of the SQUARZ Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the SQUARZ Agent then in office, any successor by merger, conversion or consolidation to such SQUARZ Agent shall adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor SQUARZ Agent had itself authenticated and executed such Units.

     Section 7.12    PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

             (a) The SQUARZ Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the SQUARZ Agent in its capacity as Registrar.

             (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the SQUARZ Agent, and furnish to the SQUARZ Agent reasonable proof that each such Applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such Applicants propose to transmit, then the SQUARZ Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the SQUARZ Agent of the materials to be mailed and of payment, or provision, in the absence of bad faith, satisfactory to the SQUARZ Agent for the payment, of the reasonable expenses of such mailing.

     Section 7.13 Failure To Act. In the event of any ambiguity in the provisions of any Transaction Document or any dispute between or conflicting claims by or among the parties hereto or any other Person, the SQUARZ Agent shall be entitled, after prompt notice to the Company and the Holders of Units, at its sole option, to refuse to comply with any and all such claims, demands or instructions so long as such dispute or conflict shall continue, and the SQUARZ Agent shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The SQUARZ Agent shall be entitled to refuse to act until either (i) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing, reasonably satisfactory to the SQUARZ Agent, or (ii) the SQUARZ Agent shall have received security or an indemnity reasonably satisfactory to the SQUARZ Agent sufficient to save the SQUARZ Agent harmless from and against any and all loss, liability or reasonable out-of-pocket expense which the SQUARZ Agent may incur by reason of its acting without bad faith, willful misconduct or gross negligence. The SQUARZ Agent may in addition elect to commence an interpleader action or seek other judicial relief or orders as the SQUARZ Agent may deem necessary. Notwithstanding anything contained herein to the contrary, the SQUARZ Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of any Transaction Document, or which would in its opinion subject it or any of its officers, employees or directors to liability.

     Section 7.14 No Obligations Of Agent. Except to the extent otherwise provided in this Agreement, the SQUARZ Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any SQUARZ or Stripped SQUARZ in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Unit, by such Holder's acceptance thereof, shall be deemed to have agreed, that the SQUARZ Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the SQUARZ Agent shall have no obligation to perform the obligations of such SQUARZ or Stripped SQUARZ on behalf of the Holders, except to the extent expressly provided in Article 5.

     Section 7.15    TAX COMPLIANCE.

             (a) The SQUARZ Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

             (b) The SQUARZ Agent shall comply with any reasonable written direction timely received from the Company with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.1(a)(ii).

             (c) The SQUARZ Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                    ARTICLE 8
                             SUPPLEMENTAL AGREEMENTS

     Section 8.1 Supplemental Agreements Without Consent of Holders. Without the consent of any Holders, the Company and the SQUARZ Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the SQUARZ Agent, for any of the following purposes:

                     (i) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

                     (ii) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                     (iii) to evidence and provide for the acceptance of appointment hereunder by a successor SQUARZ Agent; or

                     (iv) to make provision with respect to the rights of Holders pursuant to Section 5.8(b); or

                     (v) to add, amend, or supplement procedures and procedural matters by which the transactions contemplated by and other actions provided for in this Agreement are effectuated, including forms of notices, request, instructions, and the like; or

                     (vi) to cure any ambiguity or potential ambiguity or to correct, amend, or supplement any provisions herein or in the Certificates which may be defective or inconsistent with any other provisions herein or in the Certificates; or

                     (vii) to make any other provisions with respect to matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders in any material respect.

     Section 8.2     SUPPLEMENTAL AGREEMENTS WITH CONSENT OF HOLDERS.

             (a) With the consent of the Holders of not less than a majority of the Outstanding Units voting together as one class, (which will constitute an approving Act of such Holders) delivered to the Company and the SQUARZ Agent, the Company and the SQUARZ Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Units, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Unit affected thereby:

                     (i)    change any Underlying Warrant Installment Payment
     Date;

                     (ii) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Units;

                     (iii) impair the right of the Holder of any Unit to receive distributions on the related Pledged Notes, the Initial Pledged Treasuries Interest, or the Substitute Pledged Treasuries Interest, impair the right to institute suit for the enforcement of any Underlying Warrant or any Note; or otherwise materially and adversely affect the Holder's rights in or to such collateral or materially and adversely alter the rights in or to such collateral;

                     (iv) change the exercise dates of any Underlying Warrants, except as provided herein;

                     (v) reduce the number of shares of Berkshire Common Stock to be issued upon the exercise of any Underlying Warrant, increase the Underlying Warrant Exercise Price, increase the Underlying Warrant Installment Payments, change the Underlying Warrant Maturity Date or otherwise materially adversely affect the Holder's rights under any Unit; or

                     (vi) reduce the percentage of the Outstanding Units the consent of whose Holders is required for any such supplemental agreement;

provided, that if any amendment or proposal referred to above would adversely affect only the SQUARZ or the Stripped SQUARZ, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class.

             (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 8.3 Execution of Supplemental Agreements. In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the SQUARZ Agent shall be provided and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The SQUARZ Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the SQUARZ Agent's own rights, duties or immunities under this Agreement or otherwise.

     Section 8.4 Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Article 8, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

     Section 8.5 Reference to Supplemental Agreements. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article 8 may, and shall if required by the SQUARZ Agent, bear a notation in form approved by the SQUARZ Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the SQUARZ Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the SQUARZ Agent in exchange for outstanding Certificates.

                                    ARTICLE 9
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 9.1 Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. The Company covenants that it will not (x) merge with or into or consolidate with any other Person or (y) sell, assign, transfer, lease or convey all or substantially all of its assets to any Person or group of affiliated Persons in one transaction or a series of related transactions other than, with respect to clause (y), a direct or indirect wholly-owned subsidiary or subsidiaries of the Company, unless

             (a) the Company shall be the continuing corporation and shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under this Agreement, the Remarketing Agreement, or the Pledge Agreement; or

             (b) (i) the successor (if other than the Company) or transferee shall be a Person organized and existing under the laws of the United States of America, of a State thereof or of the District of Columbia, (ii) such Person shall expressly assume all the obligations of the Company under this Agreement, the Remarketing Agreement and the Pledge Agreement, and (iii) such Person shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under this Agreement, the Remarketing Agreement, or the Pledge Agreement.

     Section 9.2     RIGHTS AND DUTIES OF SUCCESSOR CORPORATION.

             (a) In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.1, such successor Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the SQUARZ Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the SQUARZ Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the SQUARZ Agent for authentication and execution, and any Certificate evidencing Units which such successor corporation thereafter shall cause to be signed and delivered to the SQUARZ Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

             (b) In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

     Section 9.3 Opinion of Counsel Given to SQUARZ Agent. The SQUARZ Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.

                                   ARTICLE 10
                            COVENANTS; MISCELLANEOUS

     Section 10.1 Performance Under SQUARZ. The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the SQUARZ and the Stripped SQUARZ in accordance with the terms of the SQUARZ, the Stripped SQUARZ, and this Agreement.

     Section 10.2    MAINTENANCE OF OFFICE OR AGENCY.

             (a) The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be surrendered for registration of transfer or exchange for exercise or cancellation of the Underlying Warrant and for a Collateral Substitution or re-creation of SQUARZ. The Company will give prompt written notice to the SQUARZ Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the SQUARZ Agent with the address thereof, such presentations and surrenders may be made or served at the Corporate Trust Office, and the Company hereby appoints the SQUARZ Agent as its agent to receive all such presentations and surrenders.

             (b) The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the SQUARZ Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the SQUARZ Agent at its Corporate Trust Office as paying agent.

     Section 10.3 Company to Reserve Berkshire Common Stock. The Company shall at all times prior to the Underlying Warrant Maturity Date, or any earlier date when all Underlying Warrants have been exercised or cancelled or have expired, reserve and keep available, free from preemptive rights, out of its authorized but unissued Berkshire Common Stock the full number of shares of Berkshire Common Stock issuable against tender of payment in respect of all then Outstanding Underlying Warrants.

     Section 10.4 Covenants as to Berkshire Common Stock. The Company covenants that all shares of Berkshire Common Stock issued against tender of payment in respect of any Underlying Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

     Section 10.5 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in Section 2.12(f), no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 10.6 Delay or Omission Not Waiver. No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article 10 or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

     Section 10.7 Undertaking for Costs. All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the SQUARZ Agent for any action taken, suffered or omitted by it as SQUARZ Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the SQUARZ Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of distributions to which Holders may be entitled hereunder on or in connection with any Notes or on or in connection with any SQUARZ or Stripped SQUARZ on or after the respective payment date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Berkshire Common Stock under the Underlying Warrant constituting part of any Unit held by such Holder.

     Section 10.8 Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every such power as though no such law had been enacted.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                            BERKSHIRE HATHAWAY INC.


                            By:  /s/ Marc D. Hamburg
                               -------------------------------------------------
                               Name: Marc D. Hamburg
                               Title: Vice President and Chief Financial Officer


                            THE BANK OF NEW YORK,
                            as SQUARZ Agent


                            By:  /s/ Robert A. Massimillo
                               -------------------------------------------------
                               Name: Robert A. Massimillo
                               Title: Vice President

                                                              [SQUARZ Agreement]

                                    EXHIBIT A
                           FORM OF SQUARZ CERTIFICATE

[If the certificate is a global certificate, insert the following]--

     [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE SQUARZ AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SQUARZ AGREEMENT.]

[If the certificate is a restricted certificate, insert the following]--

     [THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY OF THESE SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF ANY OF THESE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

     [THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (IF AVAILABLE), (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

[If the certificate is a global certificate issued to DTC, insert the following]--

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

[If the certificate is a definitive certificate certificate issued to DTC, insert the following]--

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH OPINIONS OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION AS IT MAY

                                                            [SQUARZ Certificate]

     REASONABLY REQUIRE IN FORM REASONABLY SATISFACTORY TO IT AS PROVIDED FOR IN THE SQUARZ AGREEMENT TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AS PROVIDED FOR IN THE SQUARZ AGREEMENT.

                      [Form of Face of SQUARZ Certificate]

No.                                                       CUSIP No. __________
Number of SQUARZ:

          This SQUARZ Certificate certifies that ___________ is the registered Holder of the number of SQUARZ set forth above [for inclusion in Global Certificates only--or such other number of SQUARZ reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each SQUARZ represents ownership by the Holder of (i) one 3.0% Senior Note due 2007 (the "Note") of Berkshire Hathaway Inc., a Delaware corporation (the "Company"), having a principal amount of $10,000, subject to the Pledge of such Note by the registered Holder pursuant to the Pledge Agreement, (ii) an Initial Pledged Treasuries Interest, and (iii) a warrant to purchase 0.1116 of a share of Class A common stock of the Company or 3.3480 shares of Class B common stock of the Company, in each case subject to certain anti-dilution adjustments.

          Each SQUARZ evidenced hereby is governed by a SQUARZ Agreement, dated as of May 28, 2002 (as may be supplemented or amended from time to time, the "SQUARZ Agreement"), between the Company and The Bank of New York (including its successors thereunder, the "SQUARZ Agent"), to which SQUARZ Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the SQUARZ Agent, the Company, and the Holders and of the terms upon which the SQUARZ Certificates are, and are to be, executed and delivered. All capitalized terms used herein that are defined in the SQUARZ Agreement have the respective meanings set forth therein.

          The Underlying Warrant that comprises a part of this SQUARZ (i) entitles the Holder of this SQUARZ Certificate to purchase, at the Holder's option, 0.1116 of a share of Class A common stock of the Company or 3.3480 shares of Class B common stock of the Company (subject to the conditions and other provisions in the SQUARZ Agreement), and (ii) obligates the Holder of this SQUARZ Certificate to make semi-annual Underlying Warrant Installment Payments.

          Each Holder, by purchasing a SQUARZ, hereby agrees to treat the SQUARZ for U.S. federal income tax purposes as an investment unit consisting of a Note, an Initial Pledged Treasuries Interest, and an Underlying Warrant, each of which constitutes a separate and distinct financial instrument. A Holder purchasing a SQUARZ upon initial issuance thereof agrees to be bound by the allocation of the purchase price for each SQUARZ so purchased as follows: (i) $10,000 to the Note,
(ii) $0.00 to the Warrant, and (iii) $339.63 to the Initial Pledged Treasuries Interest.

          Pursuant to the Pledge Agreement, the Pledged Note and the Initial Pledged Treasuries Interest constituting part of each SQUARZ evidenced hereby have been Pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder to

                                                            [SQUARZ Certificate]
timely make Underlying Warrant Installment Payments required by the SQUARZ Agreement.

          Payments of principal and interest on and proceeds from the resale of the Pledged Notes, and amounts received in respect of the Initial Pledged Treasuries Interest will be received by the Collateral Agent at its offices in the City of New York, New York, and payments in respect of Underlying Warrant Installment Payments will be made by the Collateral Agent to the SQUARZ Agent, to the extent permitted by the Pledge Agreement.

          Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the SQUARZ Agent by manual signature, this SQUARZ Certificate shall not be entitled to any benefit under the Pledge Agreement or the SQUARZ Agreement or be valid or obligatory for any purpose.

                                                            [SQUARZ Certificate]

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                BERKSHIRE HATHAWAY INC.


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                THE HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the SQUARZ evidenced hereby)

                                By: THE BANK OF NEW YORK, not individually but
                                    solely as Attorney-in-Fact of such  Holder


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                                            [SQUARZ Certificate]

                      AGENT'S CERTIFICATE OF AUTHENTICATION

          This is one of the SQUARZ Certificates referred to in the within mentioned SQUARZ Agreement.

                                    THE BANK OF NEW YORK,
                                    as SQUARZ Agent

Dated:                              By:
      ------------------               ---------------------------
                                        Authorized Signatory

                                                            [SQUARZ Certificate]

                         [Reverse of SQUARZ Certificate]

          The SQUARZ Certificates are issuable only in registered form and only in denominations of a single SQUARZ and any integral multiple thereof. The transfer of any SQUARZ Certificate will be registered and SQUARZ Certificates may be exchanged as provided in the SQUARZ Agreement. The SQUARZ Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the SQUARZ Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the SQUARZ Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          An Underlying Warrant may be exercised prior to the Underlying Warrant Termination Date and, upon the occurrence of certain events, is subject to mandatory cancellation or cancellation at the option of the Holder. An Underlying Warrant may only be exercised upon the payment of the Underlying Warrant Exercise Price and any Underlying Warrant Installment Payment that may be due (or the accrued portion thereof), all in accordance with the terms of the SQUARZ Agreement.

          The Pledged Note is not subject to any sinking fund, and is not subject to mandatory early redemption. The Holder has certain rights, under specified conditions, to cause the Company to repurchase a Pledged Note prior to its date of maturity. Under the terms of the Pledge Agreement, the SQUARZ Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes, on behalf and upon the instruction of the holders of the Pledged Notes.

          The Holder of a SQUARZ may substitute the Requisite Amount of Substitute Pledged Treasuries for a Pledged Note, securing its obligations under the SQUARZ Agreement to make Underlying Warrant Installment Payments, and thereby convert a SQUARZ into a Stripped SQUARZ. A Holder that elects to convert a SQUARZ into a Stripped SQUARZ shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the SQUARZ Agreement, a SQUARZ shall not be separable into its constituent parts, and the rights and obligations of the Holder of such SQUARZ in respect of the Pledged Note, the Underlying Warrant, and the Initial Pledged Treasuries Interest constituting such SQUARZ may be transferred and exchanged only as a SQUARZ.

          Upon registration of transfer of this SQUARZ Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the SQUARZ Agent pursuant to the SQUARZ Agreement), under the terms of the SQUARZ Agreement and the SQUARZ evidenced hereby and the transferor shall be released from the obligations under the SQUARZ evidenced by this SQUARZ Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

          The Holder of this SQUARZ Certificate, by its acceptance hereof, authorizes the SQUARZ Agent to enter into and perform its obligations under the SQUARZ Agreement as its agent and attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such SQUARZ, consents to the provisions of

                                                            [SQUARZ Certificate]
the SQUARZ Agreement, authorizes the SQUARZ Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Notes and the Initial Pledged Treasuries Interest underlying this SQUARZ Certificate pursuant to the Pledge Agreement.

          Subject to certain exceptions, the provisions of the SQUARZ Agreement may be amended with the consent of the Holders of a majority in number of the Outstanding Units.

          The SQUARZ shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

          The Company, the SQUARZ Agent and any agent of the Company or the SQUARZ Agent may treat the Person in whose name this SQUARZ Certificate is registered as the owner of the SQUARZ evidenced hereby for the purpose of receiving semi-annual payments on the Notes and the Initial Pledged Treasuries Interest, performance of the SQUARZ, and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and none of the Company, the SQUARZ Agent, or any such agent shall be affected by notice to the contrary.

          The SQUARZ shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Berkshire Common Stock.

          A copy of the SQUARZ Agreement is available for inspection at the offices of the SQUARZ Agent.

                                                            [SQUARZ Certificate]

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -               as tenants in common

UNIF GIFT MIN ACT -     Custodian

                        -----------------------------------
                        (cust) (minor)

                        Under Uniform Gifts to Minors Act

                        -----------------------------------
                                     (State)

TEN ENT -               as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

                                                            [SQUARZ Certificate]

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
________________________________________________________________________________

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
________________________________________________________________________________

________________________________________________________________________________


(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within SQUARZ Certificate and all rights thereunder, hereby irrevocably constituting and appointing __________________________attorney to transfer said SQUARZ Certificate on the books of Berkshire Hathaway Inc. with full power of substitution in the premises.

Dated:_______________________              Signature:

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as it appears upon the face of
                                            the within SQUARZ Certificate in
                                            every particular, without alteration
                                            or enlargement or any change
                                            whatsoever.

Signature Guarantee:

                                                            [SQUARZ Certificate]

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

          The following increases or decreases in this Global Certificate have been made:

                                                       STATED AMOUNT OF
           AMOUNT OF DECREASE   AMOUNT OF INCREASE        THE GLOBAL
          IN STATED AMOUNT OF    IN STATED AMOUNT        CERTIFICATE          SIGNATURE OF
               THE GLOBAL          OF THE GLOBAL        FOLLOWING SUCH         AUTHORIZED
   DATE       CERTIFICATE           CERTIFICATE      DECREASE OR INCREASE  SIGNATORY OF AGENT
--------  -------------------   ------------------   --------------------  ------------------


                                                            [SQUARZ Certificate]

                                    EXHIBIT B
                       FORM OF STRIPPED SQUARZ CERTIFICATE

[If the certificate is a global certificate, insert the following]--

     [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE SQUARZ AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SQUARZ AGREEMENT.]

[If the certificate is a restricted certificate, insert the following]--

     [THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY OF THESE SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF ANY OF THESE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

     [THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (IF AVAILABLE), (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

[If the certificate is a global certificate issued to DTC, insert the following]--

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

[If the certificate is a definitive certificate certificate issued to DTC, insert the following]--

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH OPINIONS OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION AS IT MAY

                                                   [Stripped SQUARZ Certificate]

     REASONABLY REQUIRE IN FORM REASONABLY SATISFACTORY TO IT AS PROVIDED FOR IN THE SQUARZ AGREEMENT TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AS PROVIDED FOR IN THE SQUARZ AGREEMENT.

                  [Form of Face of Stripped SQUARZ Certificate]

No.                                                       CUSIP No.  _________
Number of Stripped SQUARZ:

          This Stripped SQUARZ Certificate certifies that __________ is the registered Holder of the number of Stripped SQUARZ set forth above [for inclusion in Global Certificates only--or such other number of Stripped SQUARZ reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each Stripped SQUARZ represents (i) a Substitute Pledged Treasuries Interest, (ii) an Initial Pledged Treasuries Interest, and (iii) a warrant to purchase 0.1116 of a share of Class A common stock of the Company or
3.3480 shares of Class B common stock of the Company, in each case subject to certain anti-dilution adjustments.

          Each Stripped SQUARZ evidenced hereby is governed by a SQUARZ Agreement, dated as of May 28, 2002 (as may be supplemented or amended from time to time, the "SQUARZ Agreement"), between the Company and The Bank of New York (including its successors thereunder, the "SQUARZ Agent"), to which SQUARZ Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the SQUARZ Agent, the Company, and the Holders and of the terms upon which the Stripped SQUARZ Certificates are, and are to be, executed and delivered. All capitalized terms used herein that are defined in the SQUARZ Agreement have the respective meanings set forth therein.

          Each Stripped SQUARZ evidenced hereby is comprised of, in part, an Underlying Warrant that (i) entitles the Holder of this Stripped SQUARZ Certificate to purchase, at the Holder's option, 0.1116 of a share of Class A common stock of the Company or 3.3480 shares of Class B common stock of the Company (subject to the conditions and other provisions in the SQUARZ Agreement), and (ii) obligates the Holder of this Stripped SQUARZ Certificate to make semi-annual Underlying Warrant Installment Payments.

          Each Holder agrees to treat the Stripped SQUARZ for U.S. federal incomes tax purposes as an investment unit consisting of a Note, an Initial Pledged Treasuries Interest and a Substitute Pledged Treasuries Interest, each of which constitutes a separate and distinct financial instrument.

          Pursuant to the Pledge Agreement, the Substitute Pledged Treasuries Interest and the Initial Pledged Treasuries Interest constituting part of each Stripped SQUARZ evidenced hereby have been Pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder to timely make Underlying Warrant Installment Payments required by the SQUARZ Agreement.

          Amounts received in respect of the Initial Pledged Treasuries Interest and the

                                                   [Stripped SQUARZ Certificate]

Substitute Pledged Treasuries Interest will be received by the Collateral Agent at its offices in the City of New York, New York, and payments in respect of Underlying Warrant Installment Payments will be made by the Collateral Agent to the SQUARZ Agent, to the extent permitted by the Pledge Agreement.

          Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the SQUARZ Agent by manual signature, this Stripped SQUARZ Certificate shall not be entitled to any benefit under the Pledge Agreement or the SQUARZ Agreement or be valid or obligatory for any purpose.

                                                   [Stripped SQUARZ Certificate]

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                BERKSHIRE HATHAWAY INC.


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                THE HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Stripped SQUARZ evidenced hereby)

                                By: THE BANK OF NEW YORK, not individually but
                                    solely as Attorney-in-Fact of such Holder


                                    By:
                                         ----------------------------------
                                         Name:
                                         Title:

                                                   [Stripped SQUARZ Certificate]

                      AGENT'S CERTIFICATE OF AUTHENTICATION

          This is one of the Stripped SQUARZ Certificates referred to in the within mentioned Stripped SQUARZ Agreement.

                                THE BANK OF NEW YORK,
                                as SQUARZ Agent

Dated:                          By:
      --------------------          ----------------------------------
                                     Authorized Signatory

                                                   [Stripped SQUARZ Certificate]

                    [Reverse of Stripped SQUARZ Certificate]

          The Stripped SQUARZ Certificates are issuable only in registered form and only in denominations of a single Stripped SQUARZ and any integral multiple thereof. The transfer of any Stripped SQUARZ Certificate will be registered and Stripped SQUARZ Certificates may be exchanged as provided in the SQUARZ Agreement. The Stripped SQUARZ Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Stripped SQUARZ Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the SQUARZ Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          An Underlying Warrant may be exercised prior to the Underlying Warrant Termination Date and, upon the occurrence of certain events, is subject to mandatory cancellation or cancellation at the option of the Holder. An Underlying Warrant may only be exercised upon the payment of the Underlying Warrant Exercise Price and any Underlying Warrant Installment Payment that may be due (or the accrued portion thereof), all in accordance with the terms of the SQUARZ Agreement.

          A Holder of a Stripped SQUARZ may re-create a SQUARZ by delivering to the Collateral Agent a Separate Note, in exchange for the release of Initial Pledged Treasuries in accordance with the terms of the SQUARZ Agreement and the Pledge Agreement.

          Upon registration of transfer of this Stripped SQUARZ Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the SQUARZ Agent pursuant to the SQUARZ Agreement), under the terms of the SQUARZ Agreement and the Stripped SQUARZ evidenced hereby and the transferor shall be released from the obligations under the Stripped SQUARZ evidenced by this Stripped SQUARZ Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

          The Holder of this Stripped SQUARZ Certificate, by its acceptance hereof, authorizes the SQUARZ Agent to enter into and perform its obligations under the SQUARZ Agreement as its agent and attorney-in-fact, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Stripped SQUARZ, consents to the provisions of the SQUARZ Agreement, authorizes the SQUARZ Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Substitute Pledged Treasuries Interest and the Initial Pledged Treasuries Interest underlying this Stripped SQUARZ Certificate pursuant to the Pledge Agreement.

          Subject to certain exceptions, the provisions of the SQUARZ Agreement may be amended with the consent of the Holders of a majority in number of the Outstanding Units.

          The Stripped SQUARZ shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

                                                   [Stripped SQUARZ Certificate]

          The Company, the SQUARZ Agent and any agent of the Company or the SQUARZ Agent may treat the Person in whose name this Stripped SQUARZ Certificate is registered as the owner of the Stripped SQUARZ evidenced hereby for the purpose of receiving semi-annual payments on the Substitute Pledged Treasuries Interest and the Initial Pledged Treasuries Interest, performance of the SQUARZ, and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and none of the Company, the SQUARZ Agent, or any such agent shall be affected by notice to the contrary.

          The Stripped SQUARZ shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Berkshire Common Stock.

          A copy of the SQUARZ Agreement is available for inspection at the offices of the SQUARZ Agent.

                                                   [Stripped SQUARZ Certificate]

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -               as tenants in common

UNIF GIFT MIN ACT -     Custodian

                        -----------------------------------
                        (cust) (minor)

                        Under Uniform Gifts to Minors Act

                        -----------------------------------
                                     (State)

TEN ENT -               as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

                                                   [Stripped SQUARZ Certificate]

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
________________________________________________________________________________


(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

________________________________________________________________________________
________________________________________________________________________________


(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Stripped SQUARZ Certificates and all rights thereunder, hereby irrevocably constituting and appointing ______________________attorney to transfer said Stripped SQUARZ Certificates on the books of Berkshire Hathaway Inc. with full power of substitution in the premises.

Dated:________________________           Signature:

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of
                                         the within Stripped SQUARZ
                                         Certificates in every particular,
                                         without alteration or enlargement or
                                         any change whatsoever.

Signature Guarantee:

                                                   [Stripped SQUARZ Certificate]

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

          The following increases or decreases in this Global Certificate have been made:

                                                       STATED AMOUNT OF
           AMOUNT OF DECREASE   AMOUNT OF INCREASE        THE GLOBAL
          IN STATED AMOUNT OF    IN STATED AMOUNT        CERTIFICATE          SIGNATURE OF
               THE GLOBAL          OF THE GLOBAL        FOLLOWING SUCH         AUTHORIZED
   DATE       CERTIFICATE           CERTIFICATE      DECREASE OR INCREASE  SIGNATORY OF AGENT
--------  -------------------   ------------------   --------------------  ------------------


                                                            [SQUARZ Certificate]

                                    EXHIBIT C

                        INSTRUCTION FROM SQUARZ AGENT TO
                                COLLATERAL AGENT

The Bank of New York,
as Collateral Agent
Attention: Corporate Trust Administration
101 Barclay Street
New York, NY 10286

     Re:  SQUARZ of Berkshire Hathaway Inc. (the "Company")

     We hereby notify you in accordance with Section [3.2] [3.3] of the SQUARZ Agreement, dated as of May 28, 2002, (the "SQUARZ Agreement") and amended and restated as of August 1, 2002, among the Company and us, as SQUARZ Agent and as attorney-in-fact for the Holders of [SQUARZ] [Stripped SQUARZ] from time to time, (and in accordance with Section [4.1] [4.2] of the Pledge Agreement, dated as of May 28, 2002 and amended and restated as of August 1, 2002) that the Holder of [SQUARZ] [Stripped SQUARZ] listed below (the "Holder") has elected to convert [__________] [SQUARZ] [Stripped SQUARZ] into [_____________] [Stripped SQUARZ] [SQUARZ].

     In connection therewith, we hereby notify you that, pursuant to the instructions of the Holder, we intend to substitute the [Requisite Amount of Substitute Pledged Treasuries (calculated pursuant to the SQUARZ Agreement)] [$_______ aggregate principal amount of Notes]

                                 in exchange for

[$_______ aggregate principal amount of Pledged Notes] [Substitute Pledged Treasuries] held by you in accordance with the Pledge Agreement.

     The Holder has delivered to us a notice stating that the Holder has transferred [a Requisite Amount of Substitute Pledged Treasuries (calculated pursuant to the SQUARZ Agreement)] [$_______ aggregate principal amount of Notes] to you, as Collateral Agent and has instructed us to, and we hereby do, pledge and grant to you, as Collateral Agent, for the benefit of the Company, as collateral security for the performance by such Holder of its obligations under the SQUARZ Agreement, a security interest in all of the right, title and interest of such Holder (subject only to recourse limitations expressly stated in the Pledge Agreement) in such [Requisite Amount of Substitute Pledged Treasuries (calculated pursuant to the SQUARZ Agreement)] [$_______ aggregate principal amount of Notes].

     We hereby instruct you, upon receipt of such [Requisite Amount of Substitute Pledged Treasuries (calculated pursuant to the SQUARZ Agreement)] [$_______ aggregate principal amount of Notes], and upon the payment by such Holder of any applicable fees, to release the [$_______ aggregate principal amount of Pledged Notes] [Substitute Pledged Treasuries] related to such [SQUARZ] [Stripped SQUARZ] to us in accordance with the Holder's instructions. Capitalized terms used herein but not defined shall have the meaning set forth in the SQUARZ Agreement.

          Date:
               ---------------------------

                                The Bank of New York
                                as SQUARZ Agent

                                By:
                                    ------------------------------
                                    Name:
                                    Title:

Please print name and address of Registered Holder electing to substitute [Substitute Pledged Treasuries] [Notes] for the [Pledged Notes] [Substitute Pledged Treasuries]:

Name:

Social Security or other Taxpayer Identification
Number, if any:

Address:

                                    EXHIBIT D

                           INSTRUCTION TO SQUARZ AGENT

The Bank of New York,
as SQUARZ Agent
Attention: Corporate Trust Administration
101 Barclay Street
New York, NY 10286

          Re: SQUARZ of Berkshire Hathaway Inc. (the "Company")

          The undersigned Holder hereby notifies you that it has elected to convert [__________] [SQUARZ] [Stripped SQUARZ] into [_____________] [Stripped SQUARZ] [SQUARZ].

          In connection therewith, pursuant to the SQUARZ Agreement, dated as of May 28, 2002 and amended and restated as of August 1, 2002 (the "SQUARZ Agreement"), among the you and the Company (and pursuant to the Pledge Agreement, dated as of May 28, 2002 and amended and restated as of August 1,
2002), the Holder has transferred [a Requisite Amount of Substitute Pledged Treasuries (calculated pursuant to the SQUARZ Agreement)] [$_______ aggregate principal amount of Notes] to the Collateral Agent, hereby pledges the same to the Collateral Agent, and hereby instructs you to,

        . pledge and grant to the Collateral Agent, for the benefit of the Company, as collateral security for the performance by the undersigned Holder of its obligations under the SQUARZ Agreement, a security interest in all of the right, title and interest of the undersigned Holder (subject only to recourse limitations expressly stated in the Pledge Agreement) in such [Requisite Amount of Substitute Pledged Treasuries (calculated pursuant to the SQUARZ Agreement)] [$_______ aggregate principal amount of Notes];

        . instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Notes] [Substitute Pledged Treasuries] related to such [SQUARZ] [Stripped SQUARZ], and

        . upon such release, cancel [______] [SQUARZ] [Stripped SQUARZ] held by such Holder and issue the same amount of [Stripped SQUARZ] [SQUARZ] in the name of the undersigned Holder.

Capitalized terms used herein but not defined shall have the meaning set forth in the SQUARZ Agreement.

          The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange.

Date:                               Signature:
     ---------------------                    ----------------------------------

                                    Signature Guarantee:
                                                         -----------------------

Please print name and address of Registered Holder:

Name:
Social Security or other Taxpayer Identification Number, if any:
Address:

                                    EXHIBIT E

                              ELECTION OF EXERCISE

The Bank of New York,
as SQUARZ Agent
Attention: Corporate Trust Administration
101 Barclay Street
New York, NY 10286

          Re:  SQUARZ of Berkshire Hathaway Inc. (the "Company")

          The undersigned Holder hereby notifies you in accordance with Section
5.5 of the SQUARZ Agreement dated as of May 28, 2002 among the Company and you, as SQUARZ Agent and as Attorney-in-Fact for the Holders of the Units, that such Holder has elected to exercise, as of _________________________ (the "exercise date"), the Underlying Warrants that comprise a part of __________ Units and will pay, on or prior to 5:00 p.m., New York City time, on the exercise date, to the SQUARZ Agent, $______________, which represents the aggregate Underlying Warrant Exercise Price and any Underlying Warrant Installment Payments (or any accrued portions thereof) due for such Underlying Warrants(s) (in lawful money of the United States by certified or official bank check or wire transfer to an account designated by the SQUARZ Agent or the Company, in each case in immediately available funds) in connection with such exercise.

          The undersigned Holder hereby instructs you to notify promptly the Company and the Collateral Agent of the undersigned Holder's exercise of such Underlying Warrant(s) and to request that the Collateral Agent release, upon such exercise, the Collateral in respect thereof.

Dated:
      ----------------              -------------------------------------
                                    Signature

                                    Signature Guarantee:
                                                        -----------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Please print name and address of Registered Holder:

Social Security or other Taxpayer Identification Number, if any:________________

                                    EXHIBIT F

                            REMARKETING ELECTION FORM

The Bank of New York,
as SQUARZ Agent
Attention: Corporate Trust Administration
101 Barclay Street
New York, NY 10286

          Re:  SQUARZ of Berkshire Hathaway Inc. (the "Company")

          The undersigned Holder hereby irrevocably notifies you in accordance with Section 6.3 of the SQUARZ Agreement dated as of May 28, 2002 among the Company and yourselves, as SQUARZ Agent and as Attorney-in-Fact for the Holders of the Units, of such Holder's election:

          [ ] to participate in the Remarketing and, in connection with an exercise of Underlying Warrants, to apply the proceeds from such Remarketing to the payment of the Underlying Warrant Exercise Price, and, upon any Failed Remarketing, to put the Notes back to the Company and apply the proceeds therefrom to the payment of the Underlying Warrant Exercise Price; or

          [ ]  NOT to participate in the Remarketing.

Date:                               Signature:
     ------------------                       ----------------------------------

                                    Signature Guarantee:
                                                        ------------------------

Please print name and address of Registered Holder:

Name:

Social Security or other Taxpayer Identification Number, if any:

Address:

                                    EXHIBIT G

                         FORM OF RULE 144 CERTIFICATION

                                                     [Date]

The Bank of New York,
as SQUARZ Agent
Attention: Corporate Trust Administration
101 Barclay Street
New York, NY 10286

          Re:  SQUARZ of Berkshire Hathaway Inc. (the "Company")

Ladies and Gentlemen:

          Reference is hereby made to the SQUARZ Agreement, dated as of May 28, 2002 (as amended and supplemented from time to time, the "SQUARZ Agreement"), between the Company and The Bank of New York, as SQUARZ Agent. Capitalized terms used but not defined herein shall have the meanings given them in the SQUARZ Agreement.

          In connection with our proposed sale of $________ aggregate principal amount of the [SQUARZ/Stripped SQUARZ/Notes] [in the case of a transfer of an Restricted Units evidences by a Global Certificate: , which represent an interest in Restricted Units evidenced by a Global Certificate beneficially owned by] the undersigned ("Transferor"), we confirm that such sale has been effected pursuant to and in accordance with Rule 144 under the Securities Act.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

          Very truly yours,

          [Name of Transferor]

          By:
             ----------------------------

          -------------------------------
          Authorized Signature